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                         EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                            FRONTIER AIRLINES, INC.

                amended and restated, effective January 1, 1997
                           executed February 5, 2002

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                              EMPLOYEE STOCK OWNERSHIP PLAN OF FRONTIER AIRLINES, INC.                           iv
                               TABLE OF CONTENTS

         9.2        Allocations upon Termination or Discontinuance of Company
         Contributions...........................................................................................31
         9.3        Procedure Upon Termination of Plan or Discontinuance of

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                              EMPLOYEE STOCK OWNERSHIP PLAN OF FRONTIER AIRLINES, INC.                           65
#789469 v1
                              EMPLOYEE STOCK OWNERSHIP PLAN OF FRONTIER AIRLINES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                            FRONTIER AIRLINES, INC.

                                    PREAMBLE

         Frontier Airlines, Inc., a Colorado corporation ("Frontier" or the
"Company"), established an Employee Stock Ownership Plan (the "Plan")
effective April 1, 1994.  Frontier also established a trust (the "Trust") with a trustee (the "Trustee") forming a part of the Plan to be effective at the same time.  The Plan is hereby amended and restated as set forth below, effective as of January 1, 1997 unless provided otherwise.  Any Participant
(as defined herein) who is credited with at least one Hour of Service (as defined herein) after the effective date of this amendment and restatement shall be subject to the provisions of this Plan as so amended and restated.
Any Participant in the Plan prior to the effective date of this amendment and restatement who is not credited with an Hour of Service after the effective date of this amendment and restatement shall continue to be governed by the provisions of the Plan in effect prior to the effective date of this amendment and restatement.

         The Plan and Trust are intended to comply with the provisions of the
Code (as defined herein) and ERISA (as defined herein), to qualify as both a stock bonus plan under Code section 401(a) and an employee stock ownership plan under Code section 4975(e)(7).

                        * * * * end of Preamble * * * *

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                              EMPLOYEE STOCK OWNERSHIP PLAN OF FRONTIER AIRLINES, INC.                            2
                                   ARTICLE I
                                  Definitions

         The  following  words and  phrases  shall  have the  meaning  set forth below:

         1.1      "Affiliated Entity" means:

                  (a)......for all  Sections of the Plan except  those listed in subsection (b),  any corporation or other entity, now or hereafter formed,  that is or shall become  affiliated with the Company,  either directly or indirectly,
through  stock   ownership  or  control,   and  which  is  (i) included  in  the
controlled  group of  corporations  (within the meaning of Code  section 1563(a)
without regard to Code  section 1563(a)(4)  and Code  section 1563(e)(3)(C))  in which the  Company  is also  included;  (ii) included  in the group of  entities
(whether or not  incorporated)  under common control (within the meaning of Code section 414(c))  in which the  Company is also  included;  (iii) included  in an affiliated  service group (within the meaning of Code  section 414(m))  in which the  Company  is also  included;  or  (iv) required  to be  aggregated  with the
Company by Code section 414(o).

                  (b)......for purposes of determining  Annual  Additions  under
Section 1.3,  limiting  Annual  Additions to a  Participant's  account(s)  under
Section 3.3,  and construing the defined terms as they are used in  Sections 1.3 and 3.3 (such as "Compensation"  and "Employee"),  the term "Affiliated  Entity"
means any Affiliated Entity as determined in  subsections (a)(iii)  and (a)(iv), and any entity that would be an Affiliated Entity under  subsections (a)(i)  and
(a)(ii)  if the  phrase  "more  than 50%" were  substituted  for the  phrase "at least 80%" each place it occurs in Code section 1563(a)(1).

         1.2      "Alternate  Payee"  means  a  Participant's   Spouse,   former
spouse,  child,  or other  dependent  who is  recognized  by a QDRO as  having a right to receive  all, or a portion  of, the  benefits  payable  under this Plan with respect to such Participant.

         1.3      "Annual  Addition"  means the  allocations to a  Participant's account(s) for any Limitation Year, as described in detail below.

                  (a)......Annual    Additions   shall   include:    (i) Company
Contributions  to this Plan and any other defined  contribution  plan maintained by  the  Company  or  any  Affiliated  Entity;  (ii) Participant  before-tax  or after-tax  contributions  to any other defined  contribution  plan maintained by
the  Company  or  any  Affiliated  Entity;   (iii) forfeitures  allocated  to  a
Participant's  account(s) in this Plan and any other defined  contribution  plan maintained  by the  Company or any  Affiliated  Entity  (except as  provided  in
Paragraphs (b)(iii)  and (b)(vi) below);  (iv) all amounts paid or accrued after
December 31,  1985  in  Taxable  Years  ending  after  December 31,  1985,  to a welfare  benefit  fund as defined in Code  section 419(e)  and  allocated to the separate  account  (under  such  welfare  benefit  fund)  of a Key  Employee  to provide  post-retirement  medical benefits;  and (v) contributions  allocated on the  Participant's  behalf to any individual  medical account as defined in Code section 415(l)(2).

                  (b)......Annual  Additions  shall  not  include:  (i) Rollover contributions  made  pursuant  to  Code  section 402(c),  403(a)(4),  403(b)(8),
405(d)(3),  408(d)(3),  or 409(b)(3)(C),  to any other defined contribution plan maintained  by the Company or an  Affiliated  Entity;  (ii) repayments  of loans made to a  Participant  from a qualified  plan  maintained by the Company or any
Affiliated  Entity;  (iii) repayments  of forfeitures for rehired  Participants,
as  described  in  Code  sections 411(a)(7)(B)  and  411(a)(3)(D);   (iv) direct
transfer of employee  contributions  from one qualified plan to this Plan or any other  qualified  defined  contribution  plan  maintained  by the Company or any
Affiliated Entity;  (v) deductible  employee contributions within the meaning of
Code   section 72(o)(5);   or   (vi) repayments   of   forfeitures   of  missing
individuals pursuant to Section 14.11.

         1.4      "Break in  Service"  means a Plan Year in which a  Participant fails to receive  credit for more than 500 Hours of Service.  A five-year  Break in  Service  means  five  consecutive  one-year  Breaks in  Service.  A leave of absence in a non-paid  status  that is  approved in writing by the Company or an
Affiliated  Entity shall not  constitute a Break in Service for  eligibility  or vesting  purposes.  A leave of absence in a non-paid  status that is approved in
writing  by  the  Company   shall  not   constitute   a  Break  in  Service  for
participation  purposes.  A Participant  shall be considered to have  terminated employment  with the Company other than by reason of  retirement,  disability or death,  upon any  separation  from  service  with  the  Company,  regardless  of whether  the  Participant  receives a  severance  allowance  by way of salary or benefit  continuation  for any period or in any other form;  provided,  however, that no such  termination  of  employment  shall be deemed to have occurred as a result of any of the following:

                  (a)......Separation  to enter  the  service  of an  Affiliated
Entity;

                  (b)......Leave of absence pursuant to Section 2.4;

                  (c)......Temporary  disability,  causing an absence,  followed by  resumption  of active work within  180 days  following the first day of such absence; or

                  (d)......Absence  from  employment  for  service  in the armed forces  or  other  government  service  provided  that,  and  only so  long  as, reemployment rights are protected by law.

         1.5      "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and the  regulations  and rulings in effect  thereunder  from time to time.

         1.6      "Committee" means the  administrative  committee  provided for in Section 7.4, if one is appointed by the Company.

         1.7      "Company"   means   Frontier   Airlines,   Inc.,   a  Colorado
corporation,  any successor  thereto,  and any Affiliated Entity that adopts the
Plan pursuant to Article XII.

         1.8      "Company  Contributions"  means all  contributions to the Plan made by the Company pursuant to Section 3.1 for the Plan Year.

         1.9      "Company ESOP  Contributions"  means all  contributions to the
Plan made by the  Company to pay  interest  and/or  principal  on an Exempt Loan pursuant to subsection 3.1(a) and Article XI for the Plan Year.

         1.10     "Company  Stock Bonus  Contributions"  means all regular stock
bonus   contributions   to  the   Plan   made  by  the   Company   pursuant   to
subsection 3.1(a) for the Plan Year.

         1.11     "Compensation" means:

                  (a)......Code Section 415 Compensation.

                  .........(i)      Limitation   Years   Commencing   Prior   to
January 1,   1998.  For  purposes  of  determining   the  limitation  on  Annual
Additions under  section 3.3  and the minimum  contribution  under  section 13.4 when the Plan is top-heavy,  Compensation  shall mean those amounts  reported as
"wages,  tips,  other  compensation" on Form W-2 by the Company or an Affiliated
Entity.  For  purposes of  section 3.3,  Compensation  shall be measured  over a
Limitation  Year. For purposes of section 13.4,  Compensation  shall be measured
over  entire  Plan  Year.   Compensation  shall  include  amounts  paid  to  the
Employee but shall not include any  additional  amounts  accrued by the Employee
(except  for de minimis  amounts  earned  but not paid  because of the timing of pay periods, as provided in the regulations under Code section 415).

                  .........(ii)     Limitation  Years  Commencing  on and  After
January 1,  1998 and Prior to January 1,  2001. For purposes of determining  the limitation on Annual  Additions under  section 3.3 and the minimum  contribution under 13.4  when the Plan is  top-heavy,  Compensation  shall mean those amounts reported as "wages,  tips, other  compensation" on Form W-2 by the Company or an
Affiliated  Entity.  Compensation  shall include (A) any  elective  deferral (as defined in Code  section 402(g)(3))  and (B) any  amount that is  contributed or deferred  by the  Company  at the  election  of the  Employee  and  that  is not includible  in the gross  income of the  Employee by reason of Code  section 125 or 457.  For  purposes of  section 3.3,  Compensation  shall be measured  over a
Limitation  Year. For purposes of section 13.4,  Compensation  shall be measured over the entire  Plan  Year.  Compensation  shall  include  amounts  paid to the
Employee but shall not include any  additional  amounts  accrued by the Employee
(except  for de minimis  amounts  earned  but not paid  because of the timing of pay periods, as provided in the regulations under Code section 415).

                  .........(iii)    Limitation  Years  Commencing  on and  After
January 1,   2001.  For  purposes  of  determining   the  limitation  on  Annual
Additions under  section 3.3  and the minimum  contribution  under  section 13.4 when the Plan is top-heavy,  Compensation  shall mean those amounts  reported as
"wages,  tips,  other  compensation" on Form W-2 by the Company or an Affiliated
Entity.  Compensation  shall include  (A) any  elective  deferral (as defined in
Code  section 402(g)(3)),  (B) any amount that is contributed or deferred by the
Company  at the  election  of the  Employee  and that is not  includible  in the gross  income  of the  Employee  by  reason  of  Code  section 125  or  457  and
(C) Compensation  paid  or made  available  during  the  Limitation  Year  shall include  elective  amounts  that are not  includible  in the gross income of the
Employee  by reason of Code  section 132(f)(4).  For  purposes  of  section 3.3,
Compensation  shall  be  measured  over  a  Limitation  Year.  For  purposes  of section 13.4,  Compensation  shall  be  measured  over  the  entire  Plan  Year.
Compensation  shall  include  amounts paid to the Employee but shall not include any additional  amounts  accrued by the Employee  (except for de minimis amounts earned but not paid  because of the timing of pay  periods,  as  provided in the regulations under Code section 415)

                  (b)......Code  Section  414(q)  Compensation.  For purposes of identifying Highly Compensated  Employees and Key Employees under  sections 1.24 and 1.26,  Compensation  shall include the items described in subsection (a) and shall  also  include  elective  contributions  that  are not  includable  in the
Employee's  income  pursuant  to  Code  sections 125,   402(e)(3),   402(h),  or
403(b).  For  purposes  of  identifying  Key  Employees,  Compensation  shall be measured  over a Plan Year;  for  purposes  of  identifying  Highly  Compensated
Employees,   Compensation  shall  be  measured  over  a  Determination  Year  or
Look-Back  Year,  whichever is applicable.  Compensation  shall include  amounts paid to the Employee,  but shall not include any additional  amounts  accrued by the Employee  (except for de minimis  amounts earned but not paid because of the timing of pay periods, as provided in the regulations under Code section 415).

                  (c)......Benefit  Compensation.  For  purposes of  determining and allocating Company  Contributions under  subsection 3.1(a)  and Section 4.4,
Compensation   shall  mean  the  amounts   reported  as  "Wages,   tips,   other
compensation" on Form W-2 by the Company,  plus elective  contributions that are not includable in the Employee's income pursuant to Code  sections 125,  401(k),
402(e)(3),  402(h),  403(b),  414(h)(2),  or  457(b)  and  amounts  that are not
includible   in  the   gross   income  of  the   Employee   by  reason  of  Code
section 132(f)(4),  but  excluding  bonuses,  expense  reimbursements  and other
expense  allowances,   per  diem  expense  payments,   fringe  benefits,  moving
expenses,  deferred  compensation,  the  value  of  any  free  or  reduced  rate transportation,  and  welfare  benefits.  Compensation  shall be  measured  over that  portion of a Plan Year after the Employee has  satisfied  the  eligibility requirements of subsection 2.1(a) and while the Employee is a Covered Employee.

                  (d)......Limit  on   Compensation.   In   addition   to  other
applicable  limitations  set forth in the Plan,  and  notwithstanding  any other provision  of the Plan to the  contrary,  for Plan Years  beginning  on or after
January 1,  1994, the annual  Compensation  for each employee taken into account under the Plan  shall not exceed the OBRA '93  annual  compensation  limit.  The
OBRA  '93  annual   compensation   limit  is   $150,000,   as  adjusted  by  the
Commissioner  of the  Internal  Revenue  Service  for  increases  in the cost of
living   in   accordance   with   section 401(a)(17)(B)   of   the   Code.   The
cost-of-living  adjustment  in effect for a calendar year applies to any period,
not   exceeding   twelve   months,   over  which   Compensation   is  determined
(determination  period)  beginning in such  calendar  year.  If a  determination period  consists of fewer than twelve months,  the OBRA '93 annual  compensation limit will be  multiplied  by a fraction,  the  numerator of which is the number of months in the determination period, and the denominator of which is twelve.

                  For Plan Years  beginning  on or after  January 1,  1994,  any reference in this Plan to the limitation  under  section 401(a)(17)  of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  If Compensation  for any prior  determination  period is taken into  account in  determining  an  employee's  benefits  accruing in the current
Plan Year, the  Compensation for that prior  determination  period is subject to the OBRA '93 annual  compensation  limit in effect for that prior  determination period.  For this  purpose,  for  determination  periods  beginning  before  the first day of the first Plan Year  beginning  on or after  January 1,  1994,  the
OBRA '93 annual compensation limit is $150,000.

         1.12     "Covered  Employee"  means any Employee of the Company  except for:

                  (a)......A leased  employee  including  but not  limited  to a
Leased Employee;

                  (b)......A  non-resident  alien  who  either  (i) receives  no earned income  (within the meaning of Code  section 911(d)(2))  from the Company or any  Affiliated  Entity  that  constitutes  income  from  sources  within the
United States (within the meaning of Code  section 861(a)(3))  or  (ii) receives earned income from the Company or an Affiliated  Entity that constitutes  income from  sources  within the United  States,  but such income is exempt from United
States income tax by an income tax treaty or convention; and

                  (c)......An Employee  included in a unit of Employees  covered by a collective  bargaining  agreement that does not provide for such Employee's participation  in the Plan,  provided that retirement  benefits were the subject of good faith  bargaining  during the negotiation of such collective  bargaining agreement.

                  (d)......A consultant  to the Company  (whether an Employee or self-employed).

         1.13     "Determination  Date"  means,  with respect to each Plan Year, the last day of the preceding  Plan Year;  provided  however,  that, in the case of the first  Plan Year of the Plan,  the  Determination  Date shall be the last day of such Plan Year.

         1.14     "Determination Year" means the Plan Year.

         1.15     "Disability"  means  a  physical  or  mental  condition  of an
Employee of the Company or an  Affiliated  Entity  that,  in the judgment of the
Plan  Administrator  based upon medical reports and other evidence  satisfactory
to  the  Plan   Administrator,   presumably   permanently   prevents   him  from
satisfactorily  performing  his usual  duties for the Company or the  Affiliated
Entity or the  duties of such  other  position  or job which the  Company or any
Affiliated  Entity  makes  available  to him  and for  which  such  Employee  is qualified by reason of his training, education or experience.

         1.16     "Domestic  Relations  Order"  means  any  judgment,  decree or order  (including  approval  of a  property  settlement  agreement)  issued by a court  of  competent  jurisdiction  that  relates  to  the  provision  of  child support,  alimony  payments,  or  marital  property  rights to a Spouse,  former spouse,  child,  or other dependent of the Participant and is made pursuant to a state domestic relations law (including a community property law).

         1.17     "Effective  Date"  means  the  effective  date of  this  Plan,
April 1, 1994.

         1.18     "Employee"

                  (i)......Plan  Years  Commencing  Prior  to  January 1,  2001.
"Employee"  means each  individual  who performs  services for the Company or an
Affiliated  Entity and whose wages are subject to  withholding by the Company or an  Affiliated  Entity.  For the sole purpose of applying the  nondiscrimination
requirements   of  Code   section 414(n)(3),   Employee   shall  include  Leased
Employees;  however if Leased Employees  constitute twenty percent (20%) or less of the Company's or Affiliated  Entity's  Non-Highly  Compensated  Employees and
if the leasing  organization  maintains a plan  described in  subsection 1.27(i)
below,  the term "Employee"  shall not included any Leased  Employees  described in Section 1.27 below.

                  (ii).....Plan  Years   Commencing  on  and  After   January 1,
2001.  "Employee"  means any individual who provides  services to the Company or an  Affiliated  Entity  as a common  law  employee  and  whose  remuneration  is
subject  to  the   withholding   of  federal   income  tax   pursuant   to  Code
section 3401.  Employee  shall  not  include  any  individual  (a) who  provides services to the Company or an Affiliated  Entity under an  agreement,  contract, or  any  other  arrangement  pursuant  to  which  the  individual  is  initially classified as an independent  contractor or (b) whose  remuneration for services has not been treated  initially as subject to the  withholding of federal income tax  pursuant  to Code  section 3401  even  if the  individual  is  subsequently reclassified  as a common law  employee as a result of a final decree of a court of competent  jurisdiction  or the settlement of an  administrative  or judicial
proceeding.   For  the  sole   purpose   of   applying   the   nondiscrimination
requirements   of  Code   section 414(n)(3),   Employee   shall  include  Leased
Employees;  however if Leased Employees  constitute twenty percent (20%) or less of the Company's or Affiliated  Entity's  Non-Highly  Compensated  Employees and
if the leasing  organization  maintains a plan  described in  subsection 1.27(i)
below, the term "Employee"  shall not include any Leased Employees  described in
Section 1.27 below.

         1.19     "ERISA" means the Employee  Retirement  Income Security Act of
1974, as amended,  and the  regulations  and rulings in effect  thereunder  from time to time.

         1.20     "ESOP  Suspense  Account" means that portion of the Trust Fund containing Stock that secures the repayment of an Exempt Loan.

         1.21     "Exempt  Loan"  means a loan that  meets the  requirements  of
Treasury  Regulation  section 54.4975-7  and  Article XI,  and  that  is used to purchase Stock.

         1.22     "Fiscal  Year" means the tax year of the Company  which is the year beginning April 1 and ending March 31 of the following year.

         1.23     "Five-Percent Owner" means:

                  (a)......With respect to a  corporation,  any  individual  who
owns   (either   directly  or   indirectly   according  to  the  rules  of  Code
section 318)  more  than  5% of  the  value  of  the  outstanding  stock  of the corporation  or stock  possessing  more  than 5% of the  total  combined  voting power of all stock of the corporation.

                  (b)......With   respect  to  a   non-corporate   entity,   any
individual  who owns (either  directly or indirectly  according to rules similar to those of Code  section 318)  more than 5% of the capital or profits  interest in the entity.

An  individual  shall be a  Five-Percent  Owner  for a  particular  year if such individual is a Five-Percent Owner at any time during such year.

         1.24     "Highly Compensated Employee" means any Employee who

                  (a)......during  the  Look-Back  Year  received   Compensation
from the Company and  Affiliated  Entities in excess of $80,000 (as  adjusted by the Secretary of the Treasury) and was a member of the Top Paid Group; or

                  (b)......was a  Five-Percent  Owner during the Look-Back  Year or the Determination Year.

         1.25     "Hour of Service" means:

                  (a)......Each hour for which an  Employee  is paid or entitled to  payment by the  Company  or an  Affiliated  Entity  for the  performance  of
duties  for  the  Company  or  an  Affiliated   Entity  during  the   applicable
computation  period.  Hours of Service under this  subsection  shall be credited to the  Employee for the  computation  period or periods in which the duties are performed, regardless of when the Employee is paid for such duties.

                  (b)......Each hour for which an  Employee  is paid or entitled to payment  by the  Company  or an  Affiliated  Entity on account of a period of time  during  which  no  duties  are  performed  (irrespective  of  whether  the employment  relationship  has  terminated)  due to vacation,  holiday,  illness, incapacity  (including  Disability),  layoff,  jury duty, military duty or leave of  absence.  Hours of Service  under this  subsection  shall be credited to the
Employee  for the  computation  period or  periods  in which the  period  during which no duties are performed  occurs,  beginning with the first unit of time to which the payment relates.  Notwithstanding the preceding sentence:

                  .........(i)      No more  than  501 Hours  of  Service  shall
be  credited  under  this  subsection  to an  Employee  on account of any single continuous  period during which the Employee  performs no duties (whether or not such period occurs in a single computation period);

                  .........(ii)     An hour for which an  Employee  is  directly
or  indirectly  paid,  or  entitled to  payment,  on account of a period  during which no duties are  performed  shall not be  credited  to the  Employee if such payment  is made or due  under  a plan  maintained  solely  for the  purpose  of complying with applicable worker's compensation,  unemployment compensation,  or disability insurance laws; and

                  .........(iii)    Hours  of  Service  shall  not  be  credited
for a payment  that  solely  reimburses  an Employee  for  medical or  medically related  expenses  incurred by the Employee.  For purposes of this  subsection a payment  shall be deemed to be made by or due from the Company or an  Affiliated
Entity  regardless  of whether  such  payment is made by or due from the Company or Affiliated  Entity  directly,  or indirectly  through,  among others, a Trust
Fund,  or insurer,  to which the Company or  Affiliated  Entity  contributes  or pays premiums and regardless of whether  contributions  made or due to the Trust
Fund,  insurer or other  entity are for the benefit of  particular  Employees or are on behalf of a group of Employees in the aggregate.

                  (c)......Each  hour  for  which  back  pay,   irrespective  of
mitigation  of  damages,  is either  awarded  or agreed to by the  Company or an
Affiliated  Entity.  Hours of Service  under this  subsection  shall be credited to the  Employee  for the  computation  period or  periods to which the award or agreement  pertains  rather  than the  computation  period in which  the  award, agreement  or payment is made.  The same Hours of Service  shall not be credited both under this subsection and either subsection (a) or subsection (b).

                  (d)......In the  case  of each  Employee  who is  absent  from work for any period by reason of the  pregnancy  of the  Employee,  by reason of the birth of a child of the  Employee,  by reason  of the  placement  of a child with  the  Employee  in  connection  with  the  adoption  of such  child by such
Employee,  by  reason  of  the  placement  of  a  child  with  the  Employee  in connection  with the  Employee's  serving as a foster parent for such child,  or for  purposes  of  caring  for such  child  for a period  beginning  immediately following  such birth or  placement,  the Plan shall  treat as Hours of Service, solely for  purposes  of  determining  whether a one-year  Break in Service  has occurred  for  purposes of vesting and  participation  (but not for  purposes of
benefit   accrual),   the  following  hours:   (i) the  Hours  of  Service  that
otherwise  would  normally  have been  credited  to such  Employee  but for such absence,  or  (ii) in  any case in which  the Plan is unable  to  determine  the hours  described  in  paragraph (d)(i),  eight  Hours of Service per day of such absence,  provided,  however, that the total number of hours treated as Hours of
Service  under  this  subsection  shall not exceed  501 Hours  of  Service.  The hours  described  in this  subsection  shall be treated as Hours of Service only in the year in which the  absence  from work  begins,  if an  Employee  would be prevented  from  incurring  a  one-year  Break in  Service  in such year  solely because  the period of absence  is  treated as Hours of Service as  provided  in this  subsection,  or in any other case, in the immediately  following year. For purposes  of  this  subsection,  the  term  "year"  means  the  period  used  in computing a Break in  Service.  Notwithstanding  the  foregoing,  the  Committee may determine  that no credit will be given pursuant to this  subsection  unless the  Employee  furnishes  to  the  Committee  such  timely  information  as  the
Committee  may  reasonably  require to  establish  that the absence from work is for  reasons  referred  to in the  first  sentence  of this  subsection  and the number of days for which there was such an absence.

                  (e)......For purposes of  calculating  the Hours of Service to be credited to periods  during  which no duties are  performed  and  determining the  computation  periods to which hours shall be credited,  the rules set forth
in    subsections (b)    and   (c)   of   Department    of   Labor    Regulation
section 2530.200b-2   are  hereby  incorporated  by  reference  as  though  such provisions were fully set forth at this point.

         1.26     "Key   Employee"   means  an  individual   described  in  Code
section 416(i) and the regulations promulgated thereunder.

         1.27     "Leased  Employee"  means an  individual  (other than a common law  employee  of the  Company or an  Affiliated  Entity)  who,  pursuant  to an
agreement   between  the  Company  or  an   Affiliated   Entity  and  a  leasing
organization,  has performed  services for the Company or an  Affiliated  Entity on a  substantially  full-time  basis for a period of at least one year, and the services are  performed  under the primary  direction and control of the Company or Affiliated  Entity.  However,  if the Internal Revenue Service has determined
in   a   ruling    issued    before    August 20,    1996   pursuant   to   Code
section 414(n)(2)(C)  that a  particular  relationship  did not involve a Leased
Employee  under  the  requirement  that  an  individual's  service  be of a type historically  performed by common law  employees  in the  business  field of the
Company or an  Affiliated  Entity,  the  change in the law will not affect  that
prior   determination.   The  Company  or  an  Affiliated   Entity  shall  treat
contributions  or  benefits  provided  to the  Leased  Employee  by the  leasing organization  as  contributions  or  benefits  provided  by  the  Company  or an
Affiliated  Entity to the extent  attributable to services the Leased  Employees performed for the Company or Affiliated  Entity.  Notwithstanding  the preceding provisions  of this  paragraph,  the Plan  shall  not treat an  individual  as a
Leased Employee if:

                  (i)......the Leased  Employee  is covered by a money  purchase pension plan providing:

                           (1)      a nonintegrated  employer  contribution rate
                                    of at least 10% of  Compensation  (including
                                    amounts   that  are   excludable   from  the
                                    Leased  Employee's  gross  income under Code
                                    sections 125,    402(e)(3),    402(h),    or
                                    403(b), and

                           (2)      immediate participation, and

                           (3)      full and immediate vesting, and

                  (ii).....Leased  Employees do not constitute  more than twenty percent  (20%) of the Company's or Affiliated  Entity's  Non-Highly  Compensated
Employees.

         1.28     "Limitation  Year"  means the Plan Year for  purposes  of Code section 415.

         1.29     "Look-Back  Year" means the  12 months  immediately  preceding the Determination Year.

         1.30     "Non-Highly  Compensated  Employee"  means an  Employee of the
Company or an  Affiliated  Entity who is neither a Highly  Compensated  Employee nor a Family Member.

         1.31     "Non-Key  Employee"  means  any  Employee  who  is  not  a Key
Employee.

         1.32     "Normal Retirement Age" means age 60.

         1.33     "Participant"  means any  individual  with an account  balance
under  the  Plan  except   beneficiaries   and   Alternate   Payees.   The  term
"Participant"  shall also  include any Covered  Employee who has  satisfied  the eligibility  requirements of  Section 2.1,  but who does not yet have an account balance.

         1.34     "Plan  Administrator"  shall  mean  the  Company,  unless  the
Company  elects,  pursuant to  Section 7.4,  to appoint a separate  Committee to act as plan  administrator,  in  which  case  the  Committee  shall  be the Plan
Administrator.

         1.35     "Plan  Year"  means the  12-month  period on which the records of the Plan are  kept.  The  first  Plan  Year of the  Plan is the  period  from
April 1,  1994 through  March 31,  1995.  The second Plan Year of the Plan shall be the short period from  April 1,  1995  through  December 31,  1995.  The Plan
Year of the Plan  thereafter  shall be the  calendar  year.  The short Plan Year in 1995 shall be treated as a full Plan Year for all  purposes of the Plan,  but for purposes of such  calculations  as the  Limitation  Year and for purposes of computing any  restrictions  or  limitations  with respect to the Plan Year, all such  restrictions  and limitations  shall be prorated to reflect the short Plan
Year.

         1.36     "Qualified   Domestic   Relations   Order  ("QDRO")"  means  a
Domestic  Relations  Order  that  creates  or  recognizes  the  existence  of an
Alternate  Payee's  right to, or  assigns  to an  Alternate  Payee the right to, receive all or a portion of the benefits  payable with respect to a  Participant
under   the   Plan   and   with   respect   to   which   the   requirements   of
subsection 14.8(c) are met.

         1.37     "Required  Beginning  Date" means April 1 of the calendar year following  the later of the calendar year in which the  Participant  attains age
70 1/2or the  calendar  year  in  which  the  Participant  terminates  employment;
provided  however,  that the Required  Beginning Date for a Participant who is a
Five-Percent  Owner is April 1 of the calendar year  following the calendar year in which the Participant attains age 70 1/2.

         1.38     "Spouse"  means  the  individual  to  whom  a  Participant  is lawfully  married  according  to  the  law  of the  state  of the  Participant's domicile  on any  of  the  following  dates,  as  applicable:  the  date  of the
Participant's  death, the date any election is filed pursuant to Article VI,  or
the  date  the   Participant's   benefits   commence.   A  former  Spouse  of  a
Participant  shall have no interest  in this Plan,  except as provided in a QDRO or in a  beneficiary  designation  form  executed by the  Participant  after the
Spouse had become a former Spouse.

         1.39     "Stock"  means  the  $.01 par  value  voting  common  stock of
Frontier,  which is an employer security described in Code  sections 409(l)  and
4975(e)(8)  that has a combination of voting power and dividend  rights equal to or in excess of (a) that  class of  Frontier's  common stock having the greatest voting power and (b) that  class of Frontier's  common stock having the greatest dividend rights.

         1.40     "Taxable  Year"  means the  accounting  period of the  Company for federal income tax purposes.

         1.41     "Top-Paid  Group"  means  the top 20% of  Employees  ranked on the basis of  Compensation  received  during a  Determination  Year or Look-Back
Year.  For  purposes of  determining  the number of  Employees  in the  Top-Paid
Group, the following Employees may be excluded:

                  (a)......any  Employee  who has not  completed  six  months of service before the end of the applicable year;

                  (b)......any   Employee   who   normally   works   less   than
17-1/2 hours per week, as defined in the regulations under Code section 414(q);

                  (c)......any   Employee   who   normally   works   less   than
six months  during the applicable year, as defined in the regulations under Code section 414(q);

                  (d)......any Employee who has not attained  age 21  before the end of the applicable year; and

                  (e)......any  Employee  who is a  non-resident  alien  and who receives no earned income  (within the meaning of Code  section 911(d)(2))  from the Company or any  Affiliated  Entity  that  constitutes  income  from  sources within the United States (within the meaning of Code  section 861(a)(3))  during the applicable year.

Notwithstanding  the foregoing,  Frontier may elect, on a consistent and uniform basis,  to modify the  permissible  exclusions  set forth above by  substituting any shorter  period of service or lower age.  Frontier  may elect to include all
Employees in determining the Top-Paid Group.

         1.42     "Valuation  Date"  means  the last day of each  Plan  Year and any other  dates as  specified  in  Section 4.2  as of which  the  assets of the
Trust  Fund are  valued at fair  market  value and as of which the  increase  or
decrease  in  the  net  worth  of  the  Trust  Fund  is   allocated   among  the
Participants' accounts.

         1.43     "Year  of  Service"  means a  12-consecutive-month  period  as described below.

                  (a)......For   purposes  of  vesting   under   Article V,   an
Employee  shall be  credited  with a Year of Service  on the day he is  credited
with  at  least   1,000 Hours  of  Service  during  a  Plan  Year.  For  rehired
Employees,  Years of  Service  shall be  calculated  according  to the  rules in
Section 5.6.  Service  prior to the Effective  Date shall be included.  Years of
Service  shall  accrue  while an Employee is on an approved  leave of absence as provided in  Section 2.4;  however,  unless the  Employee  is absent  because of military  service or jury duty,  the  Employee  shall not be credited  with more than six months of service (or such longer  period of service as  satisfies  the safe-harbor rule in the regulations  under Code  section 401(a)(4))  towards his
Years of Service  while he is absent,  unless  required  by  applicable  federal law.  The short Plan Year from  April 1,  1995 through  December 31,  1995 shall constitute  a Year of  Service,  but the  number  of Hours of  Service  required during that Plan Year shall be prorated.

                  (b)......A  transfer  of  employment  from  one  participating
Affiliated  Entity to  another  shall not be an  interruption  of  services  for purposes  of this  Plan.  Periods of  Service  with an entity  that is part of a controlled  or  affiliated  group plan (within the meaning of Code  section 414)
of  which  the  Company  is a  member,  while  such  entity  is a part  of  such controlled  or affiliated  group with the Company,  shall be treated as Years of
Service for all purposes of the Plan.

                        * * * * end of Article I * * * *

                                   ARTICLE II
                                 Participation

2.1      Participation.

         Each Covered  Employee  shall become a Participant  on the first day on which the  Employee  first  performs  an Hour of Service  with the Company or an
Affiliated  Entity on initial  employment or latest  reemployment.  Any Employee whose  employment  status is  changed so as to become a Covered  Employee  shall become  a  Participant  as of the day of such  reclassification.  In any  event, service  while in an ineligible  category  shall be credited for all purposes of the Plan.

2.2      Break in Covered Employee Status.

         (a)      No  Termination  of  Employment.  A Covered  Employee  who has
satisfied  the  requirements  of  Section 2.1  and whose  employment  status has changed  so as to be  eliminated  from the class of Covered  Employees  shall be immediately  eliminated from  participation  in the Plan. A Covered Employee who has satisfied the  requirements  of  Section 2.1  before ceasing to be a Covered
Employee,  who ceases to be a Covered  Employee without  terminating  employment and who later becomes a Covered  Employee  again shall  immediately  be eligible to  participate  in the Plan.  In either  event,  service while in an ineligible category shall be credited for all purposes of the Plan.

         (b)      Termination  of  Employment.  In the  case of any  Participant
who  has  terminated   employment,   such  Participant   shall  be  eligible  to
participate  in  the  Plan  on  his  date  of  reemployment  if he is a  Covered
Employee.

2.3      Enrollment-Procedure.

         In order to  participate  in the Plan,  each  Covered  Employee who has satisfied the  eligibility  requirements  of  Sections 2.1 or 2.2 shall fill out and sign an enrollment form supplied by the Plan  Administrator  (and such other forms as the Plan  Administrator  may  require)  and return such  form(s) to the
Plan  Administrator.  The form(s) shall include,  among other  information,  the date of  birth of the  Covered  Employee,  and the  name,  address,  and date of birth of each beneficiary of the Covered Employee.

2.4      Absences.

         A leave of  absence  in a non-paid  status  approved  in writing by the
Company  or  an  Affiliated   Entity  shall  not  constitute  a  termination  of
employment  for  eligibility  for  vesting  purposes.  A leave of  absence  in a non-paid  status  approved  in writing by the  Company  shall not  constitute  a termination of employment for participation purposes.

                       * * * * end of Article II * * * *

                                  ARTICLE III
                                 Contributions

3.1      Company Contributions.

         (a)      Company  Contributions.   For  each  Plan  Year,  the  Company
shall  contribute  to the Trust Fund such  amount of Company  Contributions,  if any, as may be  authorized by the  Company's  Board of  Directors.  Such Company
Contributions  shall be either Company ESOP  Contributions  made to pay interest and/or  principal  on an Exempt Loan  pursuant to  Article XI  or Company  Stock
Bonus  Contributions  made as regular  stock  bonus  contributions.  The Company may elect to treat any  portion of  forfeitures  occurring  during the Plan Year
as  Company  Contributions,   pursuant  to  Section 5.5.  Company  Contributions
shall be allocated among eligible Participants in accordance with Section 4.4.

         (b)      Form of  Contributions.  Company  Contributions may be made in cash or in Stock,  or partly in each, as  determined  by the Company's  Board of
Directors.

         (c)      Miscellaneous Contributions.

                  (i)......The  Company  may make  additional  contributions  to the Plan to restore amounts  forfeited from the Company  Contributions  accounts of certain  rehired  Participants,  pursuant  to  Section 5.4.  This  additional contribution  shall be required only when the forfeitures  occurring  during the
Plan Year are  insufficient to restore such forfeited  amounts,  as described in
Section 5.5.   This  contribution   shall  be  allocated  to  the  Participant's
Company Contributions account.

                  (ii).....The  Company  may make  additional  contributions  to the Plan to satisfy  the minimum  contribution  required  by  Section 13.4.  The
Company may elect to use any portion of  forfeitures  occurring  during the Plan
Year for this  purpose,  pursuant to  Section 5.5.  This  contribution  shall be allocated to Company Contributions accounts.

                  (iii)....The  Company  may make  additional  contributions  to the Plan to restore the forfeited  benefit of any missing  individual,  pursuant to  Section 14.11.  This  additional  contribution  shall be required  only when the  forfeitures  occurring  during  the Plan Year are  insufficient  to restore such forfeited amounts, as described in Section 5.3.

         (d)      Contributions    Contingent    on    Deductibility.    Company
Contributions  for a Plan Year  (excluding  forfeitures)  shall not  exceed  the amount  allowable as a deduction  for the Taxable Year ending with or within the
Plan Year  pursuant to Code  section 404.  Company  Contributions  shall be paid to the  Trustee  no later  than  the due date  (including  any  extensions)  for
filing  the  Company's  federal  income  tax  return  for  such  year.   Company
Contributions  may be made  without  regard to current or  accumulated  earnings and profits.

3.2      Return of Contributions.

         Upon request of the Company, the Trustee shall return:

         (a)      To  the  Company,   any  Company  Contribution  made  under  a
mistake  of fact.  The  amount  that  shall be  returned  shall not  exceed  the excess of the amount  contributed  (reduced to reflect  any  decrease in the net worth of the Trust Fund  attributable  thereto)  over the amount that would have been contributed  without the mistake of fact.  Appropriate  reductions shall be
made  in  the   accounts   of   Participants   to  reflect  the  return  of  any
contributions  previously  credited to such accounts.  However,  no contribution shall be  returned to the extent that such  reduction  would  reduce the account of a  Participant  to an  amount  less than the  balance  that  would  have been credited to his account had the  contribution  not been made.  Any  contribution made under a mistake of fact  shall be  returned  within one year after the date of payment.

         (b)      To  the  Company,   any  Company   Contribution  that  is  not
deductible  under  Code  section 404.  All  contributions  under  the  Plan  are
expressly   conditioned  upon  their   deductibility   for  federal  income  tax
purposes.  The amount that shall be  returned  shall be the excess of the amount contributed  (reduced  to  reflect  any  decrease  in the net worth of the Trust
Fund  attributable  thereto) over the amount that would have been contributed if there  had  not  been  a  mistake  in  determining  the  deduction.  Appropriate reductions  shall be made in the accounts of  Participants to reflect the return
of  any  contributions  previously  credited  to  such  accounts.   However,  no
contribution  shall be returned to the extent that such  reduction  would reduce the  account(s) of a  Participant  to an amount less than the balance that would have been credited to his  account(s)  had the  contribution  not been made. Any contribution  conditioned  on its  deductibility  shall be  returned  within one year after it is disallowed as a deduction.

3.3      Limitation on Annual Additions.

         (a)      General  Limit.   The  Annual  Additions  to  a  Participant's
account(s) in this Plan and any other defined  contribution  plan  maintained by the Company or an  Affiliated  Entity for any  Limitation  Year shall not exceed in the  aggregate  the  lesser of  (i) 25% of such  Employee's  Compensation  or
(ii) the  applicable  Dollar  Limitation,  as  modified by  subsection (d).  For purposes of this Section,  "Dollar  Limitation"  means  $30,000,  as adjusted by the Secretary of the Treasury.

         (b)      ESOP  Adjustment to General  Limit.  In any Plan Year in which an  Exempt  Loan is  outstanding  and in which  no more  than  one-third  of the
Company ESOP  Contribution  is allocated to Highly  Compensated  Employees,  the term  "Annual  Additions"  shall not  include  the  following  amounts  that are allocated to Participants'  Company Contributions  Accounts:  (i) forfeitures of shares of Stock  that  were  acquired  with the  proceeds  of an Exempt  Loan as described in Code  section 404(a)(9)(A),  or (ii) Company Contributions that are deductible under Code section 404(a)(9)(B).

         (c)      Reduction  in  Annual   Additions.   If,  as  a  result  of  a
reasonable  error in estimating  Compensation,  or as a result of the allocation of forfeitures,  or as a result of other facts and  circumstances as provided in
the   regulations   under  Code   section 415,   the  Annual   Additions   to  a
Participant's  account(s)  would, but for this subsection,  exceed the foregoing limits,  the Annual  Additions  shall be reduced,  to the extent  necessary.  If the  Participant  in  question  is a  Participant  both in this  Plan and in any other defined  contribution  plan maintained by the Company,  the  Participant's
Company  Contributions  shall  first be reduced in such other plan and then,  to the  extent  necessary,  shall  be  reduced  in this  Plan.  The  amount  of any reduction  of Company  Contributions  shall be placed in a  suspense  account in the  Trust  Fund and used to  reduce  Company  Contributions  to the  Plan.  The following  rules shall apply to such suspense  account:  (i) no further  Company
Contributions  may be made if the allocation  thereof would be precluded by Code section 415;  (ii) any  increase  or decrease in the net value of the Trust Fund attributable  to the  suspense  account  shall not be  allocated to the suspense account,  but  shall be  allocated  to the  remainder  of the  Trust  Fund;  and
(iii) all  amounts  held in the suspense  account  shall be allocated as of each succeeding  allocation date on which  forfeitures  may be allocated  pursuant to
Section 5.5  (and may be allocated more frequently if the Plan  Administrator so directs), until the suspense account is exhausted.

         (d)      Limits  for  Participation  in  Defined  Benefit  Plan.  If  a
Participant  participates  or  ever  participated  in  a  defined  benefit  plan
maintained   by  the  Company  or  an   Affiliated   Entity,   the  sum  of  the
Participant's  "defined  contribution  plan  fraction" and the "defined  benefit plan  fraction,"  as defined  below,  shall not  exceed  1.0 for any  Limitation
Year. For purposes of this  subsection,  voluntary  contributions to a qualified defined benefit plan are treated as a separate  defined  contribution  plan; all defined  contribution  plans maintained by the Company or any Affiliated  Entity are treated as one defined  contribution  plan;  and all defined  benefit  plans currently  maintained  or  ever  maintained  by the  Company  or any  Affiliated
Entity are treated as one defined  benefit plan,  whether or not such plans have been  terminated.  If the sum of the  Participant's  defined  contribution  plan fraction and defined  benefit  plan  fraction  exceeds  1.0,  the  Participant's benefit  under  first  the  defined  benefit  plan and  then  the  Participant's account(s)  in this Plan shall be reduced,  pursuant to  subsection (b),  to the extent necessary such that the sum of the fractions does not exceed 1.0.

                  (i)......Defined     contribution     plan     fraction.     A
Participant's  "defined  contribution  plan fraction" for any Limitation Year is a fraction,  the  numerator  of which is the sum of the Annual  Additions to the
Participant's  account(s) for the Limitation  Year, and the denominator of which is the sum of the lesser of the following  amounts  determined for such year and for each prior Limitation Year:

                  .........(A)      125%  of the  Dollar  Limitation  in  effect
for such  Limitation  Year  (without  regard to the special  Dollar  Limitations under Code section 415(c)(6)), or

                  .........(B)      35%  of  the  Employee's   Compensation  for
each Limitation Year.

If  the  Plan  is  "top-heavy,"  as  described  in  Article XIII,   the  special
adjustments  set forth in  Article XIII  may be required to compute this defined contribution plan fraction.

                  (ii).....Defined   benefit  plan  fraction.   A  Participant's
"defined  benefit plan  fraction"  for any  Limitation  Year is a fraction,  the numerator  of which is the sum of the  Participant's  projected  annual  benefit
(determined  as of the  last  day of the  Limitation  Year)  under  all  defined benefit  plans  currently  maintained  or ever  maintained by the Company or any
Affiliated  Entity,  and the  denominator  of which is the lesser of 125% of the
Dollar  Limitation  for  such  Limitation  Year,  or 140%  of the  Participant's highest three-year average Compensation.

                  (iii)....Top Heavy Adjustments.

                  .........(A)      In any  Limitation  Year that  contains  any
portion  of  a  Plan  Year  for  which  the  top-heavy  ratio,  as  computed  in accordance  with  Section 13.2,  exceeds  60% but does not  exceed  90%,  either
(I) the  denominators  of the  defined  benefit  plan  fraction  and the defined
contribution   plan  fraction  shall  be  computed  using  100%  of  the  Dollar
Limitation  instead  of 125%,  or  (II) the  minimum  contribution  required  in subsection 13.4(a)  shall be  increased  to  7-1/2%  of the  Non-Key  Employee's
Compensation.

                  .........(B)      In any  Limitation  Year that  contains  any
portion  of  a  Plan  Year  for  which  the  top-heavy  ratio,  as  computed  in accordance  with  Section 13.2,  exceeds  90%, the  denominators  of the defined benefit  plan  fraction  and the defined  contribution  plan  fraction  shall be computed using 100% of the Dollar Limitation instead of 125%.

                  (iv).....Repeal  of  Combined  Plan  Limit.   For   Limitation
Years   commencing  on  and  after   December 31,   1999,   the   provisions  of
Section 3.3(d)  shall not apply.  The  provisions of Code  section 415  shall be applied to this Plan and any other defined  contribution  plan of the Company or an Affiliated  Entity in which a  Participant  participates  in such  Limitation
Years  without  regard to any  defined  benefit  plans in which the  Participant accrues a benefit for such Limitation Year or for any prior Limitation Year.

3.4      Military Service.

         Notwithstanding   any   provision   of  this  plan  to  the   contrary,
contributions,  benefits,  and service credit with respect to qualified military
service  will  be  provided  in   accordance   with  Code   section 414(u)   for
individuals who initiate reemployment on and after December 12, 1994.

                       * * * * end of Article III * * * *

                                   ARTICLE IV
                          Interests in the Trust Fund

4.1      Participants' Accounts.

         The Plan  Administrator  shall establish and maintain separate accounts in the name of each  Participant,  but the  maintenance  of such accounts  shall not require any  segregation  of assets of the Trust  Fund.  Each  Participant's share of the Company ESOP  Contributions  and Company Stock Bonus  Contributions
under  subsection 3.1(a)  as well as forfeitures,  together with any increase or decrease  in the net  worth  of the  Trust  Fund  attributable  to such  Company
Contributions  and forfeitures,  shall be credited to his Company  Contributions
Accounts.  Shares of Stock  contributed  to or purchased by the Trust Fund shall be allocated directly to the appropriate Participant accounts.

4.2      Valuation of Trust Fund.

         (a)      General.  The  Trustee  shall  value  the  assets of the Trust
Fund at  least  annually  as of the last  day of the  Plan  Year,  and as of any other dates determined by the Plan  Administrator,  at their current fair market value and  determine  the net worth of the Trust Fund.  The Trustee shall deduct any expenses of the Trust Fund  occurring  since the  preceding  Valuation  Date
(if the  expenses are not paid by the  Company),  pursuant to  Section 8.2,  and then  determine  the  increase  or  decrease  in the net worth of the Trust Fund that has  occurred  since  the  preceding  Valuation  Date.  The  Trustee  shall separately  determine the share of the increase or decrease  attributable to any amount  separately  accounted  for under  subsections (c)  and (d). In addition, the Plan  Administrator  may direct the Trustee to have a special  valuation  of the  assets of the Trust  Fund when the Plan  Administrator  determines,  in its sole  discretion,  that such  valuation is necessary  or  appropriate  or in the event of unusual  market  fluctuations  of such assets.  Valuations  and special valuations  shall not  include any Company  Contributions  for the current  Plan
Year, or any unallocated forfeitures.

         (b)      Appraisal  of Stock.  Stock that is not readily  tradeable  on an established  securities  market shall be valued by an independent  appraiser,
pursuant  to  Section 10.9.   The  Plan   Administrator   may  order  a  special
valuation  of  Stock  as  of  the  end  of  any  calendar   month  if  the  Plan
Administrator  believes  that its fair market  value has  changed  substantially since the most recent  Valuation  Date. Any decision made under this  subsection in good faith shall be final and conclusive.

         (c)      Mandatory  Separate  Accounting.  The Trustee shall separately account for amounts  subject to a Domestic  Relations  Order,  to provide a more equitable  allocation  of any increase or decrease in the net worth of the Trust
Fund.

         (d)      Permissible  Separate  Accounting.  The Trustee may separately account for the  following  amounts to provide a more  equitable  allocation  of any increase or decrease in the net worth of the Trust Fund:

                  (i)......the   distributable   account   of   a   Participant,
pursuant to  Section 6.6,  including  any amount  distributable  to an Alternate
Payee or to a beneficiary of a deceased Participant; and

                  (ii).....Any  other  amounts  for  which  separate  accounting will  provide a more  equitable  allocation  of the  increase or decrease in the net worth of the Trust Fund.

4.3      Allocation of Increase or Decrease in Net Worth.

         (a)      Separate  Accounting.  As of each  Valuation  Date,  the  Plan
Administrator  shall  allocate  the increase or decrease in the net worth of the
Trust Fund that has  occurred  since the  preceding  Valuation  Date between the non-separately  accounted  for  portion  of  the  Trust  Fund  and  the  amounts separately accounted for that are identified in Section 4.2.

         (b)      Non-Stock  Amounts.  As  of  each  Valuation  Date,  the  Plan
Administrator  shall  allocate  the  increase  or decrease  attributable  to the non-separately  accounted  for  portion of the Trust  Fund  among the  non-Stock investments in the Company  Contributions  Accounts in the ratio that the dollar value  of each  such  account  bore to the  aggregate  dollar  value of all such accounts  on the  preceding  Valuation  Date after all  allocations  and credits made as of such date had been completed.

         (c)      Stock.

                  (i)......Dividends in Stock.  As of each  Valuation  Date, the
Plan Administrator shall allocate among the Company  Contributions  Accounts any dividends  on the  Stock  paid in the form of  Stock.  The  allocation  shall be proportional  to the number of shares in such  accounts  on the record  date for the payment of the dividend.

                  (ii).....ESOP   Suspense   Account.   Dividends   (other  than
dividends  in the form of Stock)  received  on Stock  held in the ESOP  Suspense
Account shall be used to make  payments on any  outstanding  Exempt  Loans.  The
shares  of  Stock  thereby   released  from  the  ESOP  Suspense  Account  under
Sections 11.1(f)  and 11.3 shall be allocated  among the  Participant's  Company
Contributions Accounts as specified in Section 4.4.

                  (iii)....Company  Contributions  Accounts.  If an Exempt  Loan
is  outstanding,  then  dividends  (other than  dividends  in the form of Stock)
received on Stock previously allocated to Company  Contributions  Accounts shall be used to repay the Exempt  Loan(s).  The Stock thereby  released from the ESOP
Suspense  Account  under  Sections 11.1(f)  and 11.4  shall be  allocated  among
Company  Contributions  Accounts in  proportion to the number of shares of Stock in each  such  account  on the date of the  dividend.  The  number  of shares of
Stock  thereby  allocated  shall have a fair market value of at least the amount of the  dividend.  This  allocation  of Stock  released  from the ESOP  Suspense
Account shall take priority over the other  allocations  of such Stock  provided for by the  Plan;  only the  shares of Stock  remaining  after  this  allocation shall be allocated  pursuant to  Section 4.4.  If no Exempt Loan is outstanding, then  dividends  (other than  dividends in the form of Stock)  received on Stock previously  allocated to Company  Contributions  Accounts  shall be allocated on the next  Valuation  Date to such  accounts,  in  proportion  to the  number  of shares in such accounts on the date of the dividend.

         (d)      Other  Amounts.  After the allocation in  subsections (b)  and
(c) are completed,  the Trustee shall allocate any amounts separately  accounted for  (including  the  increase  or  decrease  in the net worth of the Trust Fund attributable  to such  amounts) to the  appropriate  account(s) if such separate accounting is no longer necessary.

4.4      Allocation of Company Contributions.

         Allocations   under   this   Section 4.4   shall  be  made   after  the
allocations  under  Section 4.3.  If an Exempt Loan is outstanding,  the Company
ESOP  Contribution  shall  be used to repay  the  Exempt  Loan.  The  number  of shares of Stock thereby  released  under  Sections 11.1(f)  and 11.4, as well as any  forfeitures  occurring  during  the Plan Year that are not used to  restore
the  accounts  of  rehired  Participants  or  missing   individuals,   shall  be
allocated  as of  the  last  day  of  each  Plan  Year.  If no  Exempt  Loan  is outstanding,  the Company ESOP  Contribution  and forfeitures  occurring  during the Plan Year shall be  allocated  as of the last day of each Plan  Year.  These
amounts  shall  be  allocated  among  the  Company  Contributions   accounts  of
Participants  who were  employed  on the last day of the Plan  Year or who died, retired or  terminated  employment  because of a  Disability  during  such Year.
For purposes of this  Section 4.4,  shares of Stock released from an encumbrance pursuant to  subsection 11.1(f),  or the net proceeds resulting from the sale of such Stock or the  receipt of  liquidating  distributions  with  respect to such
Stock shall be  allocated as a Company  Contribution  for the Plan Year to which the payment of the amount under Article XI  relates.  Each Participant  eligible to  share  in the  Company  Contribution  shall  receive  an  allocation  in the proportion that each such  Participant's  Compensation  for such Plan Year bears to the  aggregate  Compensation  of all such  Participants  with respect to such
Plan Year.

                       * * * * end of Article IV * * * *

                                   ARTICLE V
                               Amount of Benefits

5.1      Vesting Schedule.

         (a)      A  Participant  shall have a fully  vested and  nonforfeitable interest  in all his  account(s)  upon  his  Normal  Retirement  Age if he is an
Employee  on such date,  his death  while an  Employee  or while on an  approved leave of absence from the Company or an Affiliated  Entity,  or his  termination
of  employment   with  the  Company  or  an  Affiliated   Entity  because  of  a
Disability.  In all other  instances,  a Participant  shall become vested in his
Company Contributions account in accordance with the following schedule.

               Years of Service                      Vested Percentage

                      1                                     20
                      2                                     40
                      3                                     60
                      4                                     80
                  5 or more                                100

         Notwithstanding  the  foregoing,  all  Participants  who  shared in the allocation of the Company  Contribution  for the Plan Year ended March 31,  1995 shall be 100% vested in such Company Contribution.

         (b)      Notwithstanding  the  foregoing,  in the event of the  merger, consolidation  or liquidation of the Company,  or the  acquisition of its assets or Stock  pursuant to a  non-taxable  reorganization,  if the Company is not the surviving  entity as a result of any such  transaction,  all Participants in the
Plan shall,  upon the occurrence of any such event,  become 100% vested in their
Company Contribution account.

5.2      Forfeitures.

         (a)      Notwithstanding  the  vesting  rules  of  Section 5.1,  Annual
Additions  to a  Participant's  accounts and any increase or decrease in the net worth of the Trust Fund  attributable  to such Annual  Additions  may be reduced to satisfy the limits  described in  Section 3.3.  Any such  reduction  shall be allocated as specified in Section 3.3.

         (b)      Notwithstanding  the vesting rules of  Section 5.1,  a missing individual's  vested  accounts  may be  forfeited as of the last day of any Plan
Year, as provided in  Section 14.11.  Any such forfeiture  shall be allocated as specified in Section 5.5.

         (c)      A   Participant's   non-vested   interest   in   his   Company
Contributions   account   shall  be  forfeited   as  soon  as   administratively
practicable after the first to occur of the following:

                  (i)......the  date  on  which  the   Participant   receives  a
distribution  of  his  entire  vested  interest  in  his  Company  Contributions account; or

                  (ii).....the  date  on  which   the   Participant   terminates
employment,  if the Participant  terminates  employment with the Company and all
Affiliated  Entities while he is 0% vested (in such case the  Participant  shall be deemed to have  received a  distribution  of his entire  vested  interest  in such account on the day he terminated employment); or

                  (iii)....the  last  day  of  the  Plan   Year  in  which   the
Participant  incurs a five-year Break in Service.

5.3      Restoration of Forfeitures.

         The forfeiture of a missing  individual's  account(s),  as described in
Section 14.11,  shall be  restored  to such  individual  if he makes a claim for such amount.  Forfeitures of a Participant's  non-vested interest in his Company
Contributions  account shall be restored  under the following  conditions if the
Participant is rehired.

         (a)      If a  Participant  is  rehired  before he  incurs a  five-year
Break in  Service,  and the  Participant  has  received  a  distribution  of his entire  vested  interest in his Company  Contributions  account (with the result that the Participant  forfeited his non-vested  interest in such account),  then the  Participant  may  repay  to  the  Plan  the  entire  distribution,  without
interest,  within  five  years  of  his  date  of  reemployment.   The  required
repayment   shall   consist  of  the  number  of  shares  of  Stock   previously
distributed  to the  Participant,  together  with any cash  distributed;  if the
Participant  no  longer  owns the  Stock  that was  distributed  to him,  he may contribute  cash equal to the current  fair market value of the number of shares previously  distributed  and the Trustee shall use such cash to purchase  shares of Stock.  If timely  repayment  is made,  the  exact  amount of the  forfeiture shall be restored  to the  Participant's  account.  If timely  repayment  is not made, no forfeiture shall be restored.

         (b)      If a  Participant  was 0%  vested  at the  time he  terminated employment  with the Company and Affiliated  Entities,  and he is rehired before he incurs a five-year  Break in  Service,  then the  Company  shall  restore the exact amount forfeited from his Company Contributions account.

         (c)      If a  Participant  is  rehired  after he  incurs  a  five-year
Break in  Service,  then no  amount  forfeited  from his  Company  Contributions account shall be restored to such account.

All the rights,  benefits,  and features  available to the Participant  when the forfeiture occurred shall be available with respect to the restored forfeiture.

5.4      Method of Forfeiture Restoration.

         Forfeitures  that  are  restored   pursuant  to  Section 5.3  shall  be
accomplished  by an  allocation  of the  forfeitures  occurring  during the Plan
Year,  pursuant to Section 5.5,  or if such forfeitures are  insufficient,  by a special Company Contribution, pursuant to subsection 3.1(c)(i).

5.5      Allocation of Forfeitures.

         As of the last day of each Plan Year, the  forfeitures  attributable to
Company  Contributions  that occurred  during the Fiscal Year shall be allocated as  follows.  If more  than one  employer  has  adopted  this Plan  pursuant  to
Article XII,   forfeitures   arising   in   accounts   of   Employees   of  each
participating   employer   shall  be   aggregated   and  allocated  as  follows.
Forfeitures   shall  be  first  used  to   restore   forfeitures   pursuant   to
Section 5.4.  Any remaining  amount of forfeitures  shall be allocated as though it were an additional Company Contribution to the Plan.

5.6      Credits for Pre-Break Service.

         (a)      Company Contributions Made After Reemployment.

                  (i)......A  Participant  who is vested in any  portion  of his
Company  Contributions  account,  who  incurs  a Break  in  Service,  and who is thereafter  reemployed,  shall receive credit for vesting  purposes for Years of
Service  prior to his Break in Service upon  completing a Year of Service  after such Break in Service.

                  (ii).....A  Participant  who is not  vested in any  portion of his Company  Contributions  account,  who incurs a Break in Service,  and who is thereafter  reemployed,  shall receive  credit for vesting  purposes for Periods of  Service  prior to his Break in  Service  upon  completing  a Year of Service after such Break in Service  provided the number of consecutive  one-year Breaks in Service is less than the greater of (A) five or (B) the  aggregate  number of
Years of Service before such break.

         (b)      Company  Contributions  Made  Prior to  Termination.  Years of
Service after a Participant  has incurred a five-year  Break in Service shall be disregarded  in determining  the vested  percentage in a  Participant's  Company
Contributions account at the time of the break.

5.7      Transfers - Portability.

         If  any  other  employer  adopts  this  or  a  similar  employee  stock ownership  plan and enters into a  reciprocal  agreement  with the Company  that provides  that  (a) the  transfer  of a  Participant  from such  employer to the
Company (or vice versa)  shall not be deemed a  termination  of  employment  for purposes of the plans,  and  (b) service  with either or both employers shall be credited  for  purposes  of  vesting  under  both  plans,  then the  transferred
Participant's  account shall be unaffected  by the transfer,  except,  if deemed advisable by the Plan  Administrator,  it may be  transferred  to the trustee of the other plan.

5.8      Reemployment - Separate Account.

         If  a  Participant  returns  to  employment  with  the  Company  or  an
Affiliated  Entity before  receiving  the entire  vested  portion of his Company
Contributions  account,  the vested portion that has not been distributed  shall be held in a separate Company  Contributions  account for such Participant.  The
Participant  shall  be fully  vested  in such  account  and no  further  Company
Contributions  shall be allocated to that account.  In all other respects,  such account  shall be  treated as a Company  Contributions  account.  A new  Company
Contributions  account shall be  established  to which all  appropriate  Company
Contributions  made  after the date of  reemployment  shall be  allocated.  If a
Participant   becomes  fully  vested  in  two  or  more  Company   Contributions
accounts, all such accounts shall be merged into one account.

                        * * * * end of Article V * * * *

                                   ARTICLE VI
                            Distribution of Benefits

6.1      Beneficiaries.

         (a)      General.  Each  Participant  (or, if the Participant has died,
his   beneficiary)   shall  file  with  the  Committee  a  designation   of  the
beneficiaries  and contingent  beneficiaries  to whom the  distributable  amount
(determined  in  section 6.3)  shall  be  paid  in the  event  of his  death.  A beneficiary  designation  may be changed by the  Participant  or  beneficiary at any time and  without  the  consent of any  previously  designated  beneficiary;
however,  if the  Participant  is married,  his Spouse shall be the  beneficiary designated  to receive the benefits  payable  under this  Article VI  unless his
Spouse has  consented  to the  designation  of a  different  beneficiary.  To be effective,  the  Spouse's  consent  must be in  writing,  witnessed  by a notary public,  and filed with the  Committee.  Any such  election  shall be  effective only as to the Spouse who signed the election.

         (b)      Divorce.  If a Participant  has  designated  his Spouse as his beneficiary,  and the Participant  and this Spouse  subsequently  divorce,  then the  beneficiary  designation  shall  be void and of no  effect  on the day such
divorce  is  final.   The  Participant  may  designate  a  former  Spouse  as  a beneficiary  in a  beneficiary  designation  signed  after the divorce is final;
provided  however,  that if the Participant  remarries,  the new Spouse shall be
the  sole  designated   beneficiary  unless  the  new  Spouse  consents  to  the
designation of a new beneficiary.

         (c)      Default:  No  Effective   Beneficiary   Designation.   In  the
absence  of an  effective  beneficiary  designation  as to  any  portion  of the distributable  amount of the  deceased  Participant's  account(s),  such  amount shall be paid to the Participant's surviving Spouse; or if none, to his estate.

6.2      Consent.

         (a)      $5,000   or   Less.   If  a   Participant's   account(s)   are
immediately  distributable,   under  section 6.5,   and  if  the  nonforfeitable
portion of the  Participant's  account(s)  has an  aggregate  value of $5,000 or less  (calculated in accordance with applicable  Treasury  regulations),  and if distributions  pursuant to section 6.5 have not begun,  then the Committee shall
distribute  the  distributable   amount   (determined  in  section 6.3)  of  the
Participant's   account(s)   without  the   Participant's   consent.   Any  such
distribution  shall be in the form of a lump sum.  Any such  distribution  shall be made to the Participant,  or, if deceased,  to his beneficiary  determined in section 6.1.  Effective for Plan Years  beginning  before  August 6,  1997,  the dollar figure in the first sentence shall be $3,500.

         (b)      More  Than  $5,000.   If  a   Participant's   account(s)   are
immediately  distributable under section 6.5, and if the nonforfeitable  portion of a  Participant's  account(s)  has an  aggregate  value  greater  than  $5,000
(calculated in accordance with applicable  Treasury  regulations),  then, except
as  provided  in   subsection 6.5(c)   or  6.5(d),   any  distribution  of  such
account(s)  shall only be made with the  consent of the  Participant  or, if the
Participant is deceased,  the  beneficiary  determined  under section 6.1. To be
effective,   the  consent  to  the  form  of   distribution   and  the  time  of
distribution  must be in writing or in an  electronic  or  telephonic  form that
satisfies  the  requirements  of  Treas.  Reg.ss. 1.411(a)-11,   signed  by  the
Participant  (or  beneficiary),  and filed with the  Committee not more than 90, and not less  than 30,  days  prior to the date the  distribution  is to  occur;
provided  however,  that the distribution  may be made, or commence,  fewer than
30 days  after the  consent is given if (i) the  Committee  clearly  informs the
Participant (or  beneficiary)  that the Participant (or beneficiary) has a right to a period of at least  30 days to  consider  whether  to elect a  distribution
and  the  form  of  distribution  and  (ii) the   Participant  (or  beneficiary)
affirmatively   elects  a   distribution.   A  consent   once  given   shall  be
irrevocable  once  distribution  has begun.  Effective for Plan Years  beginning before August 6, 1997, the dollar figure in the first sentence shall be $3,500.

         (c)      Transition  Rules.  This  subsection   provides   transitional
rules with regard to the cashout limits for  distributions  prior to October 17,
2000.  The  following  provisions  shall apply for  purposes of  sections 6.2(a)
and (b) and shall  supersede  the  provisions  of those  sections  to the extent applicable.

                  (i)......If  payment  in the  form of a  qualified  joint  and survivor  annuity is  required  with regard to a  Participant,  the rule in this section is  substituted  for the rule  otherwise  applicable in  sections 6.2(a)
and (b). If the value of a  Participant's  vested account  balance  derived from employer  and  employee  contributions  exceeds  (or at the  time  of any  prior distribution  (A) in  Plan  Years  beginning  before  August 6,  1997,  exceeded
$3,500 or (B) in Plan Years beginning after August 5,  1997,  exceeded)  $5,000, and the account  balance is immediately  distributable,  the Participant and the
Participant's  Spouse (or where either the  Participant  or the Spouse has died, the survivor) must consent to any distribution of such account balance.

                  (ii).....If  payment  in the  form of a  qualified  joint  and survivor  annuity is not  required  with respect to a  Participant,  the rule in
this   section  is   substituted   for  the  rules   otherwise   applicable   in
sections 6.2(a)  and  (b).  If  the  value  of a  Participant's  vested  account balance derived from employer and employee contributions:

                           (A)      for Plan Years  beginning  before  August 6,
                  1997,  exceeds  $3,500 (or exceeded  $3,500 at the time of any prior distribution);

                           (B)      for Plan  Years  beginning  after  August 5,
                  1997,  and for a  distribution  made prior to March 22,  1999, exceeds  $5,000 (or  exceeded  $5,000 at the time of any prior distribution), and

                           (C)      for Plan  Years  beginning  after  August 5,
                  1997 and for a  distribution  made after  March 21,  1999 that either  exceeds  $5,000  or is a  remaining  payment  under  a selected  optional  form of payment  that  exceeded  $5,000 at the time the selected form of payment  began,  and the account balance is immediately  distributable,  the  Participant  must consent to any distribution of such account balance.

6.3      Distributable Amount.

         The  distributable  amount of a Participant's  account(s) is the vested portion of his  account(s)  (as  determined  pursuant  to  Article V)  as of the
Valuation Date coincident  with or next preceding the date  distribution is made to the Participant or  beneficiary,  reduced by any amount that is payable to an
Alternate  Payee  pursuant  to  Section 14.8.   Notwithstanding  the  foregoing,
distributions  in the form of Stock shall be valued at the fair market  value of the  Stock on the date  that the  Trustee  directs  the  transfer  agent for the
Stock to  transfer  the  shares  of Stock  into the name of the  Participant  or beneficiary.

6.4      Manner of Distribution.

         All  distributions  shall  be  made  in  shares  of  Stock,   provided,
however,  that the Plan  Administrator  may, in its sole  discretion,  cause the
Trustee  to  convert  a  fractional  share  to  cash  and  distribute  the  cash attributable  thereto.  The  distributable  amount  shall  be paid in a lump sum distribution (other than an annuity).

6.5      Time of Distribution.

         All  distributions  except immediate  cash-outs under Section 6.2 shall be subject  to the  following  rules.  Immediate  cash-outs  shall be subject to the direct transfer rules discussed in subsection (f).

         (a)      Earliest   Date   of    Distribution.    Unless   an   earlier
distribution is permitted by subsection (b) or required by  subsection (c),  the earliest  date that a  Participant  may elect to  receive a  distribution  is as follows.

                  (i)......Disability,   Retirement,   Death.   If  an  Employee
terminates   employment  with  the  Company  or  Affiliated  Entity  because  of
Disability,  death  or  after  attaining  Normal  Retirement  Age,  he  (or  his beneficiary)  may elect to receive a distribution  as soon as practicable  after the  allocations  are  completed  for the  Plan  Year in which  the  Participant terminated employment.

                  (ii).....Termination   of   Employment.   If   a   Participant
terminates   employment   other  than  by  dying,   retiring,   or  incurring  a
Disability,  he may  elect to  receive  a  distribution  as soon as  practicable after the  allocations  are completed for the Plan Year in which the Participant terminated  employment.  In all  events,  a  Participant  may elect to receive a distribution  at any  time  during  or after  the  sixth  plan  year  after  his termination of  employment.  If  distribution  from the Trust Fund is to be made after  the  Plan  Year  in  which  a  Participant  terminates  employment,  such distribution  shall  include the full amount of the  Participant's  share of the
Company   Contributions  for  such  Plan  Year,  if  he  is  eligible  for  such allocation under  Sections 3.1  and 4.4. If distribution  from the Trust Fund is
made  before  the   allocation   of  a   Participant's   share  of  the  Company
Contributions  for the Plan Year in which he terminates  employment and if he is otherwise  eligible for such  allocation  under  Sections 3.1  and 4.4, then the full amount of the  Participant's  share of the Company  Contributions  for such
Plan Year, if any, shall be distributed  to the  Participant,  if living and, if not, to his  beneficiary,  in a lump sum not later than  60 days  after the date on which such amount is allocated.

                  (iii)....During  Employment.  A  Participant  may not obtain a distribution  while employed by the Company or an Affiliated  Entity,  except as provided in subsection (c)  (relating to the required minimum  distribution at a
Participant's Required Beginning Date).
                  (iv).....Code      Section       409(o).       Notwithstanding
subsections (i),   (ii)  and  (iii),  a  Participant  may  elect  to  receive  a distribution,  after  separating from service,  no later than the times required by Code section 409(o).

         (b)      Alternate  Earliest  Date  of  Distribution.   Notwithstanding
Subsection (a),  unless a Participant  elects otherwise,  his distribution shall commence no later than  60 days  after the close of the latest of:  (i) the Plan
Year in which the  Participant  attains  Normal  Retirement  Age;  (ii) the Plan
Year  in  which  occurs  the  tenth   anniversary  of  the  year  in  which  the
Participant  commenced  participation  in the Plan;  and (iii) the  Plan Year in which the  Participant  terminates  employment  with the Company and  Affiliated
Entities.

         (c)      Latest Date of  Distribution.  Distribution  must be made in a lump sum no later than the Required Beginning Date.

                  With  respect  to  distributions  under  the Plan in  calendar years  beginning  and after  January 1,  2001,  the Plan will apply the  minimum distribution  requirements of  section 401(a)(9) of the Internal Revenue Code in accordance with the regulations  under  section 401(a)(9)  that were proposed in
January 2001,  notwithstanding  any provision of the Plan to the contrary.  This paragraph  shall  continue  in effect  until the end of the last  calendar  year
beginning   with   the   effective   date  of  the   final   regulations   under
section 401(a)(9)  or such other date  specified  in guidance  published  by the
Internal Revenue Service.

         (d)      Distribution  Upon  Participant's  Death.  Distribution  shall be  made  in a lump  sum  to the  Participant's  beneficiary  by the  end of the calendar year in which falls the fifth anniversary of the Participant's death.

         (e)      Alternate  Payee.  The earliest  date that an Alternate  Payee may receive a distribution shall be determined pursuant to Section 14.8.

         (f)      Direct Rollover Option.

                  (i)......A Participant,  an Alternate  Payee who is the spouse or  former  spouse  of  a  Participant,  or a  surviving  spouse  of a  deceased
Participant  (collectively,  the  "distributee")  may direct the  Trustee to pay all or any  portion of his  "eligible  rollover  distribution"  to an  "eligible retirement  plan" in a "direct  rollover."  Within a  reasonable  period of time before an eligible rollover  distribution,  the Plan Administrator  shall inform the distributee of this direct  rollover  option,  the  appropriate  withholding rules,  other rollover options,  the options regarding income taxation,  and any other  information  required by Code  section 402(f).  If a distribution  is one to  which  sections 401(a)(11)  and  417 of the  Internal  Revenue  Code  do not
apply,  such  distribution  may  commence  less than  30 days  after the  notice required under  section 1.411(a)-11(c)  of the Income Tax  Regulations is given, provided that (i) the Plan  Administrator  clearly informs the Participant  that the  Participant  has a right to a period  of at least 30 days  after  receiving the notice to consider  the  decision of whether or not to elect a  distribution
(and,  if  applicable,   a  particular   distribution   option),   and  (ii) the
Participant,  after receiving the notice,  affirmatively  elects a distribution.
For  purposes  of  the  foregoing  sentence,  a  distributee  is  treated  as  a
Participant.

                  (ii).....An   "eligible   rollover    distribution"   is   any
distribution  or in-service  withdrawal  other than  (i) distributions  required under Code  section 401(a)(9),  (ii) distributions  of amounts that have already
been   subject   to   federal   income   tax   (such   as   defaulted    loans),
(iii) installment  payments in a series of substantially  equal payments made at least  annually  and  (A) made  over a  specified  period of ten or more  years,
(B) made for the life or life  expectancy  of the  distributee,  or (C) made for the  joint  life or  life  expectancy  of the  distributee  and  his  designated beneficiary,  or (iv) any other actual or deemed  distribution  specified in the regulations issued under Code section 402(c).

                  (iii)....For a  Participant  or an Alternate  Payee who is the
spouse  or  former  spouse  of a former or  current  Participant,  an  "eligible retirement  plan" is an individual  retirement  account or annuity  described in
Code   section 408(a)   or  408(b),   an   annuity   plan   described   in  Code
section 403(a),  or the  qualified  trust of a  defined  contribution  plan that accepts eligible  rollover  distributions.  For a surviving spouse of a deceased
Participant,  an "eligible retirement plan" is an individual  retirement account or annuity.

                  (iv).....A "direct  rollover"  is a payment by the  Trustee to the  eligible retirement plan specified by the distributee.

                  (v)......An   "Alternate   Payee"  is  a  former  or   current
Participant's   spouse,   former  spouse,  child,  or  other  dependent  who  is
recognized by a qualified  domestic  relations order (within the meaning of Code section 414(p))  as  having  a right  to  receive  all,  or a  portion  of,  the benefits  payable  under  this Plan with  respect to the  Participant  or former
Participant.

6.6      Separate Accounting for Distributable Amounts.

         When a  Participant's  account(s) have become  distributable,  in whole or in part,  the  Plan  Administrator  may  direct  the  Trustee  to  separately account for and separately invest the account(s),  or the distributable  portion thereof.  All  distributions  shall be paid  solely from the  separate  account.
Amounts  thus  separately  accounted  for  shall not  share in the  increase  or decrease in the net worth of the remainder of the Trust Fund.

                       * * * * end of Article VI * * * *

                                  ARTICLE VII
               Allocation of Responsibilities - Named Fiduciaries

7.1      No Joint Fiduciary Responsibilities.

         The  Company,  the  Trustee,  the Plan  Administrator  and the  Appeals
Board (as established  pursuant to Section 7.4)  shall be the named  fiduciaries under  the Plan and Trust  Agreement  and  shall be the only  named  fiduciaries thereunder.  The fiduciaries shall have only the  responsibilities  specifically allocated  to them  herein  or in the  Trust  Agreement.  Such  allocations  are intended to be  mutually  exclusive  and there shall be no sharing of  fiduciary responsibilities.  Whenever  one  named  fiduciary  is  required  by the Plan or
Trust  Agreement to follow the  directions of another named  fiduciary,  the two
named   fiduciaries  shall  not  be  deemed  to  have  been  assigned  a  shared responsibility,  but  the  responsibility  of the  named  fiduciary  giving  the directions shall be deemed his sole  responsibility,  and the  responsibility of the named fiduciary  receiving those  directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

7.2      The Company.

         The   Company   shall   be   responsible   for:    (a) making   Company
Contributions;  (b) certifying to the Trustee the names and specimen  signatures of the members of the  Committee  appointed  to serve as the Plan  Administrator pursuant to  Section 7.4,  if a Committee is appointed,  and the Appeals  Board, acting from time to time;  (c) keeping  accurate  books and records with respect
to  its  Employees   and  the   appropriate   components   of  each   Employee's
Compensation and furnishing such data to the Plan  Administrator;  (d) selecting
agents  and   fiduciaries   to  operate  and  administer  the  Plan  and  Trust;
(e) appointing  an  investment  manager  if it  determines  that one  should  be appointed;  and  (f) reviewing  periodically  the  performance  of such  agents, managers, and fiduciaries.

7.3      The Trustee.

         The  Trustee  shall  be   responsible   for:   (a) in  the  absence  of
investment  direction from the Plan  Administrator,  the investment of the Trust
Fund to the extent and in the manner  provided in the Trust  Agreement;  (b) the custody and  preservation of Trust assets  delivered to it; (c) the  purchase of shares  of  Stock  in  accordance  with  the  written  directions  of  the  Plan
Administrator;  and (d) the  payment of such  amounts from the Trust Fund as the
Plan Administrator shall direct.

7.4      Plan Administrator; Appeals Board.

         The  Company  shall serve as the Plan  Administrator,  unless the Board of  Directors  of the  Company  or the  Compensation  Committee  of the Board of
Directors  of the  Company  appoints a separate  Committee  to serve as the Plan
Administrator,  in which  case the  Committee  shall  have all of the duties and obligations  established  by this Plan with  respect to the Plan  Administrator.
The Board of  Directors  of the  Company or the  Compensation  Committee  of the
Board of  Directors  of the  Company  shall  appoint a separate  Appeals  Board, consisting  of  three  or  more  individuals  who  may  be,  but  need  not  be,
Participants,  officers,  directors,  or Employees  of the Company.  The members of the Appeals Board (and the  Committee,  if one is created)  shall hold office
at  the   pleasure  of  the  Board  of   Directors   and  shall  serve   without
compensation.  The Plan  Administrator  shall  be the  "plan  administrator"  as
defined   in   section 3(16)(A)   of  ERISA.   It  shall  be   responsible   for
establishing  and  implementing a funding policy  consistent with the objectives of the Plan and  with the  requirements  of  ERISA.  This  responsibility  shall include  establishing  (and  revising as  necessary)  short-term  and  long-term goals  and  requirements  pertaining  to the  financial  condition  of the Plan, communicating  such goals and  requirements  to the persons  responsible for the
various   aspects  of  Plan   operations   and   monitoring   periodically   the
implementation  of such  goals and  requirements.  The  Appeals  Board  shall be responsible  for  reviewing and deciding all claims  appeals in accordance  with the  provisions  of  Section 14.2  and shall have full  discretion  and power to determine all claims appeals.

7.5      Plan Administrator to Construe Plan.

         (a)      The Plan  Administrator  shall  administer  the Plan and shall have all power and authority necessary for that purpose,  including,  but not by way  of  limitation,  the  discretion  and  power  to  interpret  the  Plan,  to determine  the  eligibility,  status,  and rights of all  individuals  under the
Plan,  and in  general  to decide  any  dispute  and all  questions  arising  in connection  with the Plan.  The Plan  Administrator  shall  also be  responsible for (a) directing  the Trustee  concerning the investment of assets in the Trust
Fund, other than Stock;  (b) directing  the Trustee with respect to the purchase of Stock and with  respect to  entering  into  Exempt  Loans  under  Article XI;
(c) directing  the Trustee with respect to voting  shares of Stock to the extent that  Participants  do not so direct such voting as provided for in the Plan and the Trust  Agreement;  and  (d) valuing  the Stock in accordance with Article X.
The Plan  Administrator  shall direct the Trustee  concerning all  distributions from the Trust Fund, in accordance  with the  provisions of the Plan,  and shall have  such  other  powers  in the  administration  of the  Trust  Fund as may be conferred  upon  it  by  the  Trust  Agreement.  The  Plan  Administrator  shall
maintain  all  Plan  records   except  records  of  the  Trust  Fund.  The  Plan
Administrator  may  appoint  agents to whom it may  delegate  such  powers as it deems  appropriate,  except that any  dispute  shall be  determined  by the Plan
Administrator.

         (b)      The  Plan  Administrator  may  adjust  the  account(s)  of any
Participant,  delay  distributions  from the Plan,  and take  other  appropriate actions in order to correct errors,  rectify  omissions,  and protect all assets of the Plan from market  fluctuations  in such manner as the Plan  Administrator
believes   will   best   result   in   the   equitable   and   nondiscriminatory
administration of the Plan.

7.6      Organization of Appeals Board and Committee.

         The Appeals  Board and the  Committee  shall each elect a chairman  and shall  adopt such rules as it deems  desirable  for the  conduct of its  affairs and for the  administration  of the Plan.  The Appeals Board may appoint  agents to whom it may  delegate  such powers as it deems  appropriate,  except that any dispute  shall be determined  by the Appeals  Board.  The Appeals Board may make its  determination  with or without  meetings,  and may authorize one or more of its members or agents to sign  instructions,  notices and  determinations on its behalf.  The action of a majority of the  Appeals  Board  shall  constitute  the action of the Appeals Board.

7.7      Agent for Process.

         The Plan  Administrator  shall be agent of the Plan for  service of all process.

7.8      Indemnification of Appeals Board and Committee Members.

         The Company  shall  indemnify  each  member of the  Appeals  Board (and
each  member  of  the   Committee,   if  one  is   appointed   to  act  as  Plan
Administrator)  and  Employees who perform  services for the Plan  Administrator and the Appeals Board  against any and all claims,  loss,  damages,  expense and liability  arising  from any action or failure to act,  except  when the same is judicially  determined to be due to the gross  negligence or willful  misconduct of such member or Employee.

                       * * * * end of Article VII * * * *

                                  ARTICLE VIII
                                Trust Agreement

8.1      Trust Agreement.

         The  Company  has  entered  into a Trust  Agreement  to provide for the holding,  investment  and  administration  of the funds of the  Plan.  The Trust
Agreement  shall  be  part  of the  Plan,  and  the  rights  and  duties  of any individual  under the Plan shall be subject to all terms and  provisions  of the
Trust Agreement.

8.2      Expenses of Trust.

         All  taxes  upon  or in  respect  of the  Trust  shall  be  paid by the
Trustee out of the Trust assets.  All reasonable  expenses of administering  the
Trust shall be paid by the  Trustee  out of the Trust  assets to the extent they are not paid by the Company.  No fiduciary  shall receive any  compensation  for services  rendered to the Plan if the fiduciary is being  compensated  on a full time basis by the Company.

                      * * * * end of Article VIII * * * *

                                   ARTICLE IX
                           Termination and Amendment

9.1      Termination of Plan or Discontinuance of Contributions.

         Frontier   expects  to  continue   the  Plan   indefinitely,   but  the
continuance  of the Plan and the  payment of  contributions  are not  assumed as
contractual  obligations.   Frontier  may  terminate  the  Plan  or  discontinue
contributions  at any time.  Upon the  termination  (or partial  termination) of the Plan or the complete  discontinuance of contributions,  the interests of all
affected   Participants   in  the  Trust  Fund  shall   become   fully   vested,
notwithstanding any other provision hereof.

9.2      Allocations upon Termination or Discontinuance of Company
Contributions.

         Upon the  termination  or partial  termination  of the Plan or upon the
complete   discontinuance  of  contributions,   the  Plan  Administrator   shall
promptly  notify  the  Trustee  of  such  termination  or  discontinuance.   The
Trustee shall then determine,  in the manner prescribed in Section 4.2,  the net worth  of the  Trust  Fund  as of the  close  of the  last  business  day of the calendar  month in which such notice was  received by the  Trustee.  The Trustee shall  advise the Plan  Administrator  of any  increase  or decrease in such net
worth  that  has  occurred  since  the  preceding   Valuation   Date.  The  Plan
Administrator   shall   thereupon   allocate,   in  the  manner   described   in
Section 4.3,  among the remaining Plan  accounts,  any such increase or decrease in the net worth of the Trust Fund.  Immediately  after the  allocation  of such increase or decrease in net worth, the Plan  Administrator  shall allocate among the remaining Plan accounts,  in the manner described in  Articles III,  IV, and
V, any  Company  Contributions  or  forfeitures  occurring  since the  preceding
Valuation Date.

9.3      Procedure Upon Termination of Plan or Discontinuance of Contributions.

         If the  Plan has  been  terminated  or  partially  terminated,  or if a complete  discontinuance  of contributions to the Plan has occurred,  then after the allocations  required under  Section 9.2  have been  completed,  the Trustee shall distribute or transfer the account(s) of affected Employees as follows.

         (a)      If  the  affected  Employee's  account(s)  have  an  aggregate value of $5,000 or less  (calculated  in  accordance  with  applicable  Treasury regulations),  then the Trustee shall  distribute the  Employee's  account(s) to the Employee in a lump sum (other than an annuity).

         (b)      If  the  affected  Employee's  account(s)  have  an  aggregate value of more than $5,000  (calculated in accordance  with  applicable  Treasury regulations),  and if the  Company or an  Affiliated  Entity  does not  maintain another defined  contribution  plan (other than an employee stock ownership plan
within  the  meaning  of  Code  section 4975(e)(7)),   then  the  Trustee  shall
distribute the  Employee's  account(s) to the Employee in a lump sum (other than an annuity).

         (c)      If  the  affected  Employee's  account(s)  have  an  aggregate value of more than $5,000  (calculated in accordance  with  applicable  Treasury regulations),  and if the  Company or an  Affiliated  Entity  maintains  another defined  contribution  plan (other than an employee stock  ownership plan within the meaning of Code  section 4975(e)(7)),  then the Trustee  shall  transfer the
Employee's  account(s)  to the other plan  unless the  Employee  consents  to an immediate  distribution  of  such  account(s)  in a  lump  sum  (other  than  an annuity).

         (d)      For Plan Years  beginning  before  August 6,  1997, the $5,000 figure in subsections (a), (b), and (c) shall be $3,500.

Subject to the  provisions  of  Article X,  any  distribution  or transfer  made pursuant to this Section may be in cash,  in kind,  or partly in cash and partly in kind.  After  all  such  distributions  or  transfers  have  been  made,  the
Trustee  shall  be  discharged   from  all  obligation   under  the  Trust;   no
Participant or beneficiary who has received any such  distribution,  or for whom any such  transfer  has been made,  shall have any further  right or claim under the Plan or Trust.

9.4      Amendment by Frontier.

         Frontier  may at any time  amend the Plan in any  respect,  subject  to
Section 9.5,  but no  amendment  shall be made  that  would  have the  effect of vesting in the  Company any part of the Trust Fund or of  diverting  any part of
the  Trust  Fund  to  purposes   other  than  for  the   exclusive   benefit  of
Participants,  Alternate Payees, or their  beneficiaries,  and the rights of any
Participant,  Alternate  Payee,  or  beneficiary  with respect to  contributions previously made shall not be adversely  affected by any amendment;  no amendment shall reduce or restrict,  either  directly or indirectly,  the accrued  benefit
(within  the  meaning of Code  section 411(d)(6))  provided  to any  Participant before the  amendment.  The Plan shall be amended by a writing  approved  by the
Company's  Board of Directors  and signed on behalf of the Company by an officer of the Company  duly  authorized  by the Board of  Directors.  The Plan may also be amended in writing by an officer of the Company to whom the  Company's  Board of Directors  delegates  the  authority to amend the Plan.  Notwithstanding  the foregoing,  if the  Company  is  subject  to  Section 16(b)  of  the  Securities
Exchange Act of 1934,  no amendment  may be made unless in  compliance  with the
Rules thereunder.

9.5      Amendment to Vesting Schedule.

         If the  vesting  schedule is amended,  each  Participant  with at least three Years of Service may elect,  within the period  specified in the following sentence  after  the  adoption  of the  amendment,  to have  his  nonforfeitable percentage  computed  under  the Plan  without  regard  to such  amendment.  The period  during which the election may be made shall  commence  with the date the amendment is adopted and shall end on the latest of:

         (a)      60 days after the amendment is adopted;

         (b)      60 days after the amendment becomes effective; or

         (c)      60 days  after the  Participant  is issued  written  notice of the amendment by the Company or the Plan Administrator.

Furthermore,  the amendment shall not decrease the  non-forfeitable  percentage, measured as of the later of the date the amendment is adopted or  effective,  of any Participant's accounts.

                       * * * * end of Article IX * * * *

                                   ARTICLE X
                   Special Provisions Regarding Company Stock

10.1     Time of Distribution.

         Notwithstanding  any other provision  under  Section 6.5 of the Plan, a
Participant  may elect to have the portion of his account  attributable to Stock distributed  (i) not  later  than one year  after  the close of the Plan Year in which such  Participant  separates  from service by reason of the  attainment of
Normal  Retirement Age under the Plan,  death, or Disability;  or (ii) not later than one year  after the close of the fifth  Plan Year  following  the Plan Year in which the Participant  separated from service,  if the Participant  separated from  service  for any  reason  other  than those  enumerated  in  paragraph (i)
above,  and is not  reemployed  by the Company at the end of the fifth Plan Year following  the Plan Year of such  separation  from service.  If the  Participant
separates   from   service  for  a  reason   other  than  those   described   in
paragraph (i)  above,  and is  employed by the Company as of the last day of the fifth  Plan  Year  following  the Plan  Year of such  separation  from  service, distribution  to the  Participant,  prior  to  any  subsequent  separation  from service,  shall  be in  accordance  with  terms  of the  Plan  other  than  this
Section 10.1.  For  purposes of this  Section 10.1,  Stock shall not include any
Stock acquired with the proceeds of a loan  described in Code  section 404(a)(9)
until the close of the Plan Year in which such loan is repaid in full.

10.2     Put Option Requirements.

         (a)      Notwithstanding  any  other  provisions  of the  Plan,  in the case  of a  distribution  of  Stock  when  it is  not  readily  tradeable  on an established  securities  market,  the  Participant  receiving such  distribution shall  have  the  right  to  exercise  a  put  option  that  complies  with  the requirements  of Code  section 409(h).  Such put option  shall  provide  that if the Participant  exercises the put option, the Company,  or the Plan if the Plan so elects,  shall  repurchase all or any portion of the distributed  Stock.  The put option may be exercised  during the  six-month  period  beginning on the day
after  the  Participant   receives  the  Stock.  If  the  Participant  does  not
exercise the option to sell such Stock, the option shall lapse temporarily.

         (b)      After the end of the Plan Year in which the  option  described in  subsection  (a)  occurred,  and  following  the valuation of the Stock as of such year end,  the Plan  Administrator  shall notify each  Participant  who was eligible to, but did not,  exercise the option  described in  subsection (a)  of the  updated  valuation  and the  opportunity  to once  again  exercise  the put option  during  the  three-month  period  beginning  on the date the  notice  is received.  If the  Participant  again fails to exercise  such  option,  it shall lapse permanently.

         (c)      To exercise his put option,  the  Participant  must deliver to the Company a written  notice of his election to sell such Stock,  together with the  certificates  representing the shares to be sold duly endorsed for transfer with applicable  transfer tax stamps attached thereto.  Upon such delivery,  the
Participant  shall have sold, and the Company shall have  purchased,  the number of shares specified in such notice.

         (d)      The  purchase  price per share shall be the fair market  value per share as of the  Valuation  Date under  Section 10.9  immediately  preceding the date of sale.

         (e)      Stock  purchased  pursuant  to a put option  shall be paid for as follows:

                  (i)......If  the  distribution  of  the  Stock  constituted  a
"Total  Distribution"  (as  defined in  paragraph (iii)),  payment for the Stock shall be made in five  substantially  equal annual  payments.  The first payment shall be made not later than 30 days  after the  Participant  exercises  the put option.  The  remaining  payments  shall bear a reasonable  rate of interest and shall be adequately secured.

                  (ii).....If the  distribution  of Stock does not  constitute a
Total  Distribution,  payment for the Stock shall be made in one cash payment no later than 30 days after the Participant exercises the put option.

                  (iii)....A  "Total   Distribution"  is  a  distribution  to  a
Participant or his  beneficiary,  or a series of such  distributions  within one taxable  year of the  recipient,  of the  Participant's  entire  balance in this
Plan.

         (f)      At the option of the Trustee,  pursuant to written  directions from the Plan  Administrator,  the Plan may assume the rights and obligations of the Company under the above  subsections  as to all or any part of the shares of
Stock tendered to the Company.

         (g)      If  the   Participant   has   contributed   the  Stock  to  an
individual  retirement  account or annuity  ("IRA"),  the IRA trustee shall have the option to sell described in this Section 10.2.

10.3     Diversification and Early Distribution.

         Each  Participant  who has both attained  age 55 and completed at least ten years of  participation  in the Plan (a "Qualified  Participant")  may elect to receive a special,  early  distribution of Stock.  This special  election may be made only  within  90 days  after the end of one of the first six Plan  Years beginning  with the Plan Year the  Participant  became a Qualified  Participant.
After  the first  Plan Year the  Qualified  Participant  may elect to  receive a distribution  of  up to  25%  of  those  shares  in  his  Company  Contributions
Account.  After the second through fifth Plan Years,  the Qualified  Participant may elect to receive an  additional  number of shares,  provided  that the total number  of shares  distributed  pursuant  to these  special  elections  does not exceed  25% of the sum of the  number of shares in his  account  plus the number of shares  previously  distributed.  After the sixth  Plan Year,  the  Qualified
Participant may elect to receive an additional  number of shares,  provided that the total  number of shares  distributed  pursuant  to these  special  elections does not  exceed  50% of the sum of the  number of such  shares  in his  account plus the number of shares  previously  distributed.  The Stock received in these distributions  is subject  to the put  options  described  in  Section 10.2.  No distribution  may  be  made  under  this  section  without  the  consent  of the
Participant  and his Spouse  (if the  Participant  has a Spouse).  Distributions
pursuant to this section shall be made as soon as  practicable,  and in no event later than 180 days after the close of the Plan Year.

10.4     Registration.

         Notwithstanding   any  other  provision   hereof,  no  Stock  shall  be
distributed to any person unless such  distribution is at that time  effectively registered  or exempt from  registration  under the  Securities  Act of 1933, as amended.  If the  distribution  of Stock to a Participant,  Alternate  Payee, or
beneficiary  is prohibited by the foregoing  limitation,  the Company shall take such steps as are  necessary to permit the  distribution  of such  Participant's interest in the Trust Fund.

10.5     Investment of Trust Fund.

         The Plan is designed to invest  primarily  in Stock.  Up to 100% of the assets of the Trust may be  invested  in shares of Stock.  All cash  received by the Trustee  shall,  at the written  direction  of the  Company,  be used to pay interest  and  principal  on an  Exempt  Loan or to  purchase  Stock at the fair market value of the Stock,  as  determined  under  Section 10.9.  At the written direction of the Company,  the Trustee  shall  temporarily  invest Trust assets, pending the  purchase  of Stock,  as  provided  in the Trust  Agreement.  In the absence of written  direction  from the  Company,  the Trustee  may  temporarily invest  Trust  assets,  pending  the  purchase  of Stock,  in savings  accounts, certificates  of deposit and  high-grade  short-term  securities,  or such funds may be held in cash or cash equivalents.

10.6     Dividends.

         The Company may from time to time  declare  and pay  dividends,  either in cash or in  shares  of Stock,  with  respect  to shares of Stock in the Trust
Fund.   Dividends   paid  with  respect  to  Stock  shall  be  allocated   under
subsection 4.3(c).

10.7     Voting of Stock.

         (a)      If the  Stock is a  "registration-type  class of  securities,"
as  defined  in  Code  section 409(e),  each  Participant,  Alternate  Payee  or
beneficiary   shall  be  entitled  to  vote  the  shares  of  Stock,   including
fractional  shares,  allocated  to his  account and shall be entitled to receive all proxy  materials and other  information  distributed to  shareholders in the same manner as the other shareholders.

         (b)      If the Plan  owns any  Stock  that is not a  registration-type class of  securities  (as  defined in Code  section 409(e)(4)),  a  Participant,
Alternate  Payee or  beneficiary  also shall be entitled to direct the  Trustee, in  accordance  with the  provisions  of the Trust  Agreement,  to exercise  the voting  rights  of that  Stock  in his  Company  Contributions  Account,  in the
following types of transactions  involving the Company:  merger,  consolidation,
recapitalization,    reclassification,   liquidation,   dissolution,   sale   of
substantially all assets of a trade or business,  or any similar  transaction as
may  be   prescribed   in  Treasury   Regulations.   While  an  Exempt  Loan  is
outstanding,  a  Participant,  Alternate  Payee,  or  beneficiary  shall also be entitled to direct the  exercise of the voting  rights on any  shareholder  vote of the  Stock  in his  Company  Contributions  Account  that  was  purchased  or transferred  to the Plan in  connection  with the  Exempt  Loan.  In any case in which the voting  rights  with  respect to Stock are not  required  to be passed through to a Participant,  Alternate  Payee or  beneficiary  in accordance  with the  foregoing,  such  Stock  shall  be  voted by the  Trustee  pursuant  to the written  directions  of  the  Plan  Administrator,  as  provided  in  the  Trust
Agreement.

10.8     Stock to Be Subject to Certain Conditions.

         All shares of Stock  distributed to a Participant,  Alternate  Payee or beneficiary  shall bear such  legends  and  statements  as the  Company may deem advisable to assure  compliance  with  applicable  federal and state  securities laws and regulations.  If the Company  requests,  a recipient of shares of Stock shall,  prior to receipt of such  shares,  deliver to the Company  such  written statements  as the  Company or its counsel  may  reasonably  require to indicate that  (a) the  recipient  is  acquiring  such  shares for his own  account,  for investment  and  not  with  the  view  to  disposing  of  such  shares,  (b) the recipient of such shares  understands  that the shares have not been  registered under the  Securities  Act of 1933 (the  "Act") and that  neither the shares nor any interest  therein may be transferred,  sold,  assigned or conveyed except in
accordance  with  the  Act  and  applicable   state  securities  laws  and  must
therefore be held  indefinitely  unless they are  subsequently  registered under the Act or an  exemption  from such  registration  is  available.  Such  written statements may also require the recipient's  acknowledgment  that he understands that if,  after  the  Stock has been held for a period of at least two years and if the  provisions  of  Rule 144 of the General  Rules and  Regulations  adopted under the Act are otherwise  available  (there being no  representations  by the
Company that the  provisions of Rule 144 will be  applicable),  then he may make routine  sales of such  shares in limited  amounts,  in a specified  manner,  in accordance  with other terms and  conditions  of Rule 144.  In the case of Stock to which Rule 144 is not  applicable,  any sales by a recipient would have to be made  in  compliance  with  Regulation  A  or  some  other  exception  from  the registration requirements of the Act.

10.9     Valuation of Stock.

         With respect to all  activities  carried on by the Plan, all valuations
of  Stock,   while  the  Stock  is  not  readily  tradeable  on  an  established
securities   market,   shall  be  made  by  an  independent   appraiser  meeting
requirements  similar to those  contained  in  Treasury  Regulations  under Code section 170(a)(1).  The fees of such  appraisers  shall  be paid by the  Company or the Trust,  or may be shared by each, as determined by the Company;  all such decisions  shall be made in compliance  with ERISA.  Shares of Stock held in the
Trust Fund which are not readily  tradeable on an established  securities market shall  be  valued  annually  by the Plan  Administrator  (using  an  independent appraiser),  for all purposes of the Plan,  at their fair market value as of the last day of each Plan Year,  in  accordance  with the  applicable  provisions of
ERISA.   Shares  of  Stock  that  are  readily   tradeable  on  an   established
securities  market  shall be  valued as of the last day of each Plan Year and at such other  dates as may be required  or  provided  by the Plan,  in  accordance with  the  applicable  provisions  of  ERISA.  If  the  Stock  is  traded  on an established  securities  market,  distributions  in the form of  Stock  shall be valued at the fair  market  value of the Stock on the date the  Trustee  directs the  transfer  agent for the Stock to  transfers  the  shares of Stock  into the name of a  Participant  or a  Beneficiary.  In the  case of  purchases  of Stock from "disqualified  persons" as defined in Code  section 4975(e)(2)),  the value of the purchased Stock must be determined as of the date of the transaction.

                        * * * * end of Article X * * * *

                                   ARTICLE XI
                   Company Stock Purchased With Exempt Loans

11.1     Prohibition Against Non-Exempt Loans.

         In  general,  the term  "loan"  refers  to a loan made to the Plan by a disqualified  person (as  defined in Code  section 4975(e)(2))  or a loan to the
Plan that is  guaranteed  by a  disqualified  person.  It includes a direct loan of cash, a  purchase-money  transaction,  and an assumption of the obligation of the Plan.  "Guarantee"  includes an  unsecured  guarantee  and the use of assets of a  disqualified  person as  collateral  for a loan,  even  though  the use of assets may not be a guarantee  under  applicable  state law. An  amendment  of a loan in order to qualify as an Exempt Loan is not a  refinancing  of the loan or
the  making  of  another   loan.   Notwithstanding   anything  to  the  contrary
contained  in the Plan or  Trust  Agreement,  no loan  shall be made to the Plan unless  such  loan  is an  Exempt  Loan  which  satisfies  all of the  following requirements:

         (a)      Primary  Benefit  Requirement.  The loan must be primarily for the benefit of the Plan Participants and their  beneficiaries.  In addition,  at the time the loan is made,  the interest  rate for the loan and the price of the
Stock to be  acquired  with the  loan  proceeds  should  not be such  that  Plan assets  might be drained  off and the terms of the loan,  whether or not between independent  parties,  must be at least as favorable to the Plan as the terms of a comparable loan resulting from arm's-length  negotiations  between independent parties.

         (b)      Use of Loan  Proceeds.  The  proceeds of the loan must be used within a  reasonable  time after  their  receipt by the Plan only for any or all of the following purposes:

                  (i)......To acquire Stock.

                  (ii).....To repay such loan.

                  (iii)....To  repay  a  prior  Exempt  Loan.  A new  loan,  the proceeds  of which  are so used,  must  satisfy  all of the  provisions  of this
subsection 11.1.   Except  as  provided  in  subsection 11.1(g)   below,  or  as
otherwise  required by  applicable  law, no Stock  acquired with the proceeds of the loan  may be  subject  to a put,  call,  or other  option,  or  buy-sell  or similar  arrangement  while held by and when distributed from the Plan,  whether or not the Plan is  still an ESOP at such  time and  whether  any  Exempt  Loans remain outstanding.

         (c)      Liability and  Collateral  of Plan for Loan.  The loan must be without  recourse  against  the Plan and the only assets of the Plan that may be given as  collateral  on the loan are assets  acquired  with the proceeds of the loan and assets  that were used as  collateral  on a prior  Exempt  Loan  repaid with the  proceeds  of the current  loan.  No person  entitled to payment  under the loan shall have any right to assets of the Plan other than:

                  (i)......collateral given for the loan;

                  (ii).....Company  Contributions  (other than  contributions of
Stock) that are made under the Plan to meet its obligations under the loan;

                  (iii)....earnings  attributable  to  such  collateral  and the investment of such contributions; and

                  (iv).....earnings  attributable  to all other  Stock  provided the  required  allocation  of shares of Stock  released  from the ESOP  Suspense
Account is made pursuant to subsection 4.3(c).

The  payments  made by the Plan with  respect  to an Exempt  Loan  during a Plan
Year  must not  exceed  an  amount  equal to the sum of such  contributions  and earnings  received  during or prior to the Plan Year less such payments in prior years.  Such  contributions  and earnings  must be accounted  for  separately in the books of account of the Plan until the loan is repaid.

         (d)      Default.  In the event of  default  upon an Exempt  Loan,  the value of Plan assets  transferred  in  satisfaction  of the loan must not exceed the amount of default.  If the lender is a  disqualified  person,  the loan must provide for a transfer of Plan assets upon  default  only upon and to the extent of the  failure of the Plan to meet the payment  schedule  of the loan.  For the purposes  of this  subsection (d),  the  making of a  guarantee  does not make a person a lender.

         (e)      Reasonable  Rate of  Interest.  The  interest  rate of  Exempt
Loan  must not be in excess  of a  reasonable  rate of  interest.  All  relevant factors  will be  considered  in  determining  a  reasonable  rate of  interest, including  the amount and duration of the loan,  the security and  guarantee (if any) involved,  the credit  standing of the Plan and the guarantor (if any), and the interest  rate  prevailing  for  comparable  loans.  When these  factors are considered, a variable interest rate may be reasonable.

         (f)      Release From  Encumbrance.  Shares of Stock  purchased with an
Exempt Loan shall be allocated to a special ESOP  Suspense  Account and released from the ESOP Suspense  Account (and the  encumbrance)  in accordance  with this subsection (f).  Shares of Stock  released from the ESOP Suspense  Account shall be allocated to the Participants'  Company  Contributions  Accounts. In general, an Exempt  Loan  must  provide  for the  release  from  encumbrance  under  this subsection  of Plan assets used as  collateral  for an Exempt  Loan.  The number of  shares  of  Stock  released  each  Plan  Year  because  of  a  Company  ESOP
Contribution  shall  equal  the  number  of  encumbered  shares  of  Stock  held
immediately   before  release  for  the  current  Plan  Year   multiplied  by  a
fraction.  The  numerator  of  the  fraction  is the  amount  of  principal  and interest paid for the year.  The  denominator  of the fraction is the sum of the numerator  plus the  principal  and  interest  to be paid for all future  years.
The number of future years under the loan must be definitely  ascertainable  and must be  determined  without  taking into  account any  possible  extensions  or renewal  periods.  If the interest  rate under an Exempt Loan is  variable,  the interest  to be paid in future  years  must be  computed  by using the  interest rate  applicable  as of the end of the Plan Year.  If  collateral  includes more than one class of  Stock,  the  number  of  shares of Stock of each  class to be released for a Plan Year must be  determined  by applying  the same  fraction to each  class.  Notwithstanding  the  foregoing,  a loan will not fail to  satisfy this  subsection (f)  merely  because  the  number  of  shares  of  Stock  to be released  from  encumbrance  is  determined  solely with  reference to principal payments.  However,  if  release  is  determined  with  reference  to  principal payments only, the following three additional rules apply:

                  (i)......the  loan  shall  provide  for  annual   payments  of
principal  and interest at a cumulative  rate that is not less rapid at any time than level annual payments of such amounts for 10 years;

                  (ii).....the  interest  included in any payment  with  respect to the  loan  shall  be  disregarded  only  to  the  extent  that  it  would  be determined to be interest under standard loan amortization tables; and

                  (iii)....these  additional  rules  shall  not  apply  from the time that,  because  of a renewal,  extension,  or  refinancing,  the sum of the expired duration of the Exempt Loan, the renewal period,  the extension  period, and the duration of a new loan exceeds 10 years.

         (g)      Put Option.  Stock  acquired by the Plan with the  proceeds of the loan  shall be  subject to a put option  described  in  Section 10.2,  if it meets the requirements  thereof,  or if it is subject to a "trading  limitation"
when  distributed.  For purposes of this subsection,  a trading  limitation on a security  is a  restriction  under any  federal  or state  securities  law,  any regulation  thereunder,  or an agreement,  not prohibited by this Article, which would  make the  security  not as freely  tradeable  as one not  subject to such restriction.  The  put  option  shall  be  exercisable  only  by a  Participant,
Alternate Payee or beneficiary,  by their donees,  or by a person  (including an estate or its  distributee)  to whom the Stock  passes by reason of their death.
The put option shall permit a  Participant,  Alternate  Payee or  beneficiary to put the stock to the  Company as  described  in  Section 10.2.  At the option of the Trustee,  the Plan may assume the rights and  obligations  of the Company as to all or any part of the  shares  tendered  to the  Company.  If it is known at the time an Exempt  Loan is made that  federal or state law will be  violated by the  Company's  honoring  such put option,  the put option must permit the Stock to be put, in a manner  consistent  with such law, to a third  party  (e.g.,  an affiliate  of the  Company  or a  shareholder  other  than  the  Plan)  that has substantial  net  worth at the time the  loan is made  and  whose  net  worth is reasonably expected to remain substantial.

11.2     Voting Rights.

         Stock  acquired  with the  proceeds of an Exempt Loan that is allocated to Participants' Company  Contributions  Accounts shall be subject to the voting rights  described  in  Section 10.7.  Stock  acquired  with the  proceeds  of an
Exempt Loan that has been  allocated to the ESOP  Suspense  Account,  or for any other reason has not been  allocated to  Participants'  accounts  shall be voted
by  the  Trustee  in  accordance   with  the  written   direction  of  the  Plan
Administrator.

11.3     Allocation to Accounts of Participants.

         (a)      Except as provided in this Section 11.3,  amounts  contributed
to  the  Plan  shall  be  allocated  as  provided  under  Treasury   Regulations
sections 1.401-1(b)(ii)  and  (iii),  and Stock  acquired  by the Plan  shall be
accounted      for     as     provided      under      Treasury      Regulations
section 1.402(a)-1(b)(2)(ii).

         (b)      As of the end of each Plan Year,  the Plan shall  consistently
allocate  to  the  Participants'   accounts   nonmonetary   units   representing
Participants' interests in assets withdrawn from the ESOP Suspense Account.

         (c)      Income with  respect to Stock  acquired  with the  proceeds of an Exempt  Loan shall be  allocated  as income of the Plan  except to the extent that the Plan  provides for the use of cash  dividends  paid on Stock to pay the principal or interest on Exempt  Loans.  The use of such  dividends  (as well as cash  dividends  paid on Stock not acquired with the proceeds of an Exempt Loan)
is hereby specifically  permitted,  regardless of whether the dividends are paid on Stock previously allocated to Participants'  Company  Contributions  Accounts pursuant to  subsection (b).  This allocation  shall satisfy the requirements of subsection 4.3(c).

         (d)      If  a  portion  of  a  Participant's   Company   Contributions
account is  forfeited,  Stock  allocated  under  subsection (b)  above  shall be forfeited  only  after  other  assets.  If  interests  in more than one class of
Stock have been allocated to the Participant's  Company  Contributions  account, the  Participant  must be treated as forfeiting the same proportion of each such class.

11.4     Non-Terminable Provisions.

         Stock  acquired  with  proceeds of an Exempt Loan shall  continue to be subject to the  provisions  of this  Article,  even after all Exempt  Loans have been  paid  in  full  and  even  if the  Plan  ceases  to be an  Employee  Stock
Ownership Plan.

                       * * * * end of Article XI * * * *

                                  ARTICLE XII
                      Plan Adoption by Affiliated Entities

12.1     Adoption of Plan.

         Frontier may permit any Affiliated Entity to adopt the Plan and Trust for its Employees.  Thereafter, such Affiliated Entity shall deliver to the
Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan and Trust, but such Affiliated Entity shall not be required to execute a copy of the Trust Agreement.

12.2     Agent of Affiliated Entity.

         By becoming a party to the Plan, each Affiliated Entity appoints
Frontier as its agent with authority to act for the Affiliated Entity in all transactions in which Frontier believes such agency will facilitate the administration of the Plan.  Frontier shall have the sole authority to amend and terminate the Plan.

12.3     Disaffiliation and Withdrawal from Plan.

         (a)      Disaffiliation.  Any  Affiliated  Entity  that has adopted the
Plan and  thereafter  ceases for any  reason to be an  Affiliated  Entity  shall forthwith cease to be a party to the Plan.

         (b)      Withdrawal.   Any   Affiliated   Entity  may,  by  appropriate
action and written  notice thereof to Frontier,  provide for the  discontinuance of its  participation  in the Plan.  Such  withdrawal from the Plan shall not be effective until the end of the Plan Year.

12.4     Effect of Disaffiliation or Withdrawal.

         If at the time of disaffiliation or withdrawal,  the  disaffiliating or withdrawing  entity,  by appropriate  action,  adopts a substantially  identical plan that provides for direct  transfers  from this Plan,  then, as to employees of such entity, no plan termination  shall have occurred;  the new plan shall be deemed a  continuation  of this  Plan  for such  employees.  In such  case,  the
Trustee  shall  transfer  to the  trustee of the new plan all of the assets held for the benefit of employees of the  disaffiliating or withdrawing  entity,  and no forfeitures or  acceleration  of vesting shall occur solely by reason of such action.  Such  payment  shall  operate as a complete  discharge  of the Trustee, and of all organizations  except the  disaffiliating  or withdrawing  entity, of
all  obligations  under  this  Plan  to  employees  of  the   disaffiliating  or
withdrawing  entity and to their  beneficiaries.  A new plan shall not be deemed substantially  identical  to this Plan if it provides  slower  vesting than this
Plan.  Nothing in this  Section  shall  authorize  the  divesting  of any vested portion of a Participant's account(s).

12.5     Distribution Upon Disaffiliation or Withdrawal.

         (a)      Disaffiliation.  If an entity  disaffiliates  from the Company and the provisions of  Section 12.4  are not followed,  then the following rules apply to the account(s) of employees of the disaffiliating entity.

                  (i)......If the  disaffiliating  entity  maintains  a  defined contribution  plan  (other  than an  employee  stock  ownership  plan within the meaning of Code  section 4975(e)(7)),  then,  if the other plan will accept such a transfer,  the Trustee shall transfer the  employee's  account(s) to the other plan unless the  employee  consents to an immediate  distribution  in a lump sum
(other than an annuity) of the vested  portion of his  account(s);  if the other plan will not accept such a transfer,  the account(s)  shall remain in this Plan until the employee elects to receive a distribution pursuant to Article VI.

                  (ii).....If the  disaffiliating  entity  does not  maintain  a defined  contribution  plan (other than an employee stock  ownership plan within the meaning of Code  section 4975(e)(7)),  then the Trustee shall distribute the vested  portion  of the  employee's  account(s)  to the  employee  in a lump sum
(other than an  annuity),  upon the  consent of the  employee.  If the  employee does not consent to an immediate  distribution,  then  distribution  may only be made according to Article VI.

         (b)      Withdrawal.  If an Affiliated  Entity  withdraws from the Plan and the provisions of  Section 12.4  are not followed,  then the following rules apply to the account(s) of Employees of the withdrawing entity.

                  (i)......If  the  withdrawing   entity   maintains  a  defined
contribution  plan that accepts  transfers from this Plan, then the Employee may transfer  his  account(s)  from  this  Plan  to such  plan.  No  forfeitures  or acceleration of vesting shall occur solely by reason of such transfer.

                  (ii).....If  the  withdrawing   entity  does  not  maintain  a
defined  contribution  plan that  accepts  transfers  from this  Plan,  then the
Employee's account(s) shall remain in this Plan.

         (c)      Distributions.  Any  distribution  or transfer  made  pursuant
to  this  Section  shall  be  in  shares  of  Stock,  provided,   however,  that
fractional  shares of Stock may be  converted  to and paid in cash.  After  such distribution  or transfer has been made, no Participant  or beneficiary  who has received  any such  distribution,  or for whom any such  transfer has been made, shall have any further right or claim under the Plan or Trust.

                       * * * * end of Article XII * * * *

                                  ARTICLE XIII
                              Top-Heavy Provisions

13.1     Application of Top-Heavy Provisions.

         The provisions of this Article shall be applicable only if the Plan becomes "top-heavy" as defined below for any Plan Year.  If the Plan becomes
"top-heavy" as of the Determination Date for a Plan Year, the provisions of this Article shall apply to the Plan effective as of the first day of such
Plan Year and shall continue to apply to the Plan (whether or not the Plan ceases to be "top-heavy") until the Plan is terminated or otherwise amended.

13.2     Determination of Top-Heavy Status.

         The Plan  shall be  considered  "top-heavy"  for a Plan  Year if, as of the  Determination  Date  for that  Plan  Year,  the  aggregate  of the  account balances (as calculated  according to the  regulations  under Code  section 416)
of Key  Employees  under  this Plan  (and  under all  other  plans  required  or permitted to be  aggregated  with this Plan) exceeds 60% of the aggregate of the account  balances  (as  calculated  according  to  the  regulations  under  Code section 416)  in this Plan (and under all other plans  required or  permitted to be  aggregated  with  this  Plan)  of  all  current  Employees  and  all  former
Employees  who  terminated  employment  within  five years of the  Determination
Date.  This ratio shall be referred to as the  "top-heavy  ratio".  For purposes of determining the account balance of any Participant,  distributions  made with
respect  to  such   individual   within  a  five-year   period   ending  on  the
Determination  Date shall be  included.  This shall also apply to  distributions under a terminated  plan that,  if it had not been  terminated,  would have been required to be  included  in an  aggregation  group.  The account  balances of a
Participant  who had once  been a Key  Employee,  but who is not a Key  Employee during  the Plan Year,  shall not be taken into  account.  The  following  plans must be  aggregated  with  this Plan for the  top-heavy  test:  (a) a  qualified plan  maintained by the Company or an Affiliated  Entity in which a Key Employee participated  during this Plan Year or during the  previous  four Plan Years and
(b) any other qualified plan  maintained by the Company or an Affiliated  Entity that  enables  this  Plan or any  plan  described  in  clause (a)  to  meet  the requirements  of Code  sections 401(a)  and  410.  The  following  plans  may be
aggregated   with  this  Plan  for  the  top-heavy   test:  any  qualified  plan
maintained by the Company or an  Affiliated  Entity that,  in  combination  with the Plan or any plan  required  to be  aggregated  with this  Plan when  testing
this  Plan  for   top-heaviness,   would  satisfy  the   requirements   of  Code
sections 401(a)  and 410. If one or more of the plans  required or  permitted to be  aggregated  with  this  Plan is a  defined  benefit  plan,  a  Participant's
"account  balance"  shall  equal  the  present  value  of his  accrued  benefit, including  any  distributions  within five years of the  Determination  Date. If the  aggregation  group  includes more than one defined  benefit plan,  the same actuarial  assumptions  shall be used with respect to each such defined  benefit plan.  The foregoing  top-heavy  ratio shall be computed in accordance  with the provisions of Code  section 416(g),  together with the  regulations  and rulings thereunder.

13.3     Special  VestingP. .1 provides for faster  vesting,  the amount credited to the  Participant's  Company  Contributions  account  shall vest in accordance with the following schedule during any top-heavy Plan Year:

                             Years of Service                  Vested Percentage

                                    1                                  20
                                    2                                  40
                                    3                                  60
                                    4                                  80
                                5 or more                             100

13.4     Special Minimum Contribution.

         (a)      Amount   of   Minimum   Contribution.    Notwithstanding   the
provisions  of  Section 3.1  and  Article IV  to the  contrary,  and  subject to subsection (b),  in every top-heavy Plan Year, a minimum  allocation is required for each Non-Key  Employee who both  (i) performed  one or more Hours of Service during the Plan Year as a Covered  Employee  after  satisfying  any  eligibility requirement  of  Section 2.1,  and  (ii) was  an Employee on the last day of the
Plan Year.  This  minimum  allocation  is required  regardless  of whether  such
Non-Key  Employee  received  credit  for 1,000 or more  Hours of Service or made any  required  contributions  to the  Plan  for  such  Plan  Year.  The  minimum allocation shall be a percentage of such Non-Key  Employee's  Compensation.  The percentage  shall  be the  lesser  of 3% or the  largest  percentage  of any Key
Employee's  Compensation.  For all Key and Non-Key  Employees,  this  percentage takes  into  account  all  Company  Contributions  and  forfeitures,  except for amounts  used to restore  the  accounts  of a rehired  or  missing  Participant, allocated  for the Plan Year.  If this minimum  allocation  is not satisfied for any Non-Key  Employee,  the  Company  shall  contribute  the  additional  amount
needed  to  satisfy  this  requirement  to  such  Non-Key   Employee's   Company
Contributions account.

         (b)      Coordination  With 401(k)  Plan.  The Company  also  maintains the Frontier  Airlines,  Inc.  Retirement  Savings Plan, a defined  contribution profit  sharing plan with a cash or deferred  arrangement  (the "401(k)  Plan").
A  Participant  who  participates  in both this Plan and the  401(k)  Plan shall receive the top heavy minimum contribution in this Plan.

13.5     Change in Top-Heavy Status.

         If the  Plan  ceases  to be a  "top-heavy"  plan  as  defined  in  this
Article XIII,  and if any change in the benefit  structure,  vesting schedule or other  component of a  Participant's  accrued benefit shall occur as a result of
such  change  in  top-heavy  status,  the  nonforfeitable   percentage  of  each
Participant's  benefit  attributable  to  Company  Contributions  shall  not  be decreased as a result of such  change.  In addition,  each  Participant  with at least three Years of Service  with the  Company and  Affiliated  Entities on the date of such change,  may elect to have his nonforfeitable  percentage  computed under the Plan  without  regard to such  change in  status.  The  period  during which the  election  may be made shall  commence  on the date the Plan ceases to be a top-heavy plan and shall end on the later of  (a) 60 days  after the change in status occurs,  (b) 60 days after the change in status becomes effective,  or
(c) 60 days  after the  Participant  is issued  written  notice of the change by the Company or the Plan Administrator.

                      * * * * end of Article XIII * * * *

                                  ARTICLE XIV
                                 Miscellaneous

14.1     Right to Dismiss Employees - No Employment Contract.

         The Company and  Affiliated  Entities may terminate  the  employment of any  Employee  as  freely  and with the same  effect as if this Plan were not in existence.  Participation  in this Plan by an Employee  shall not  constitute an express or implied  contract of employment  between the Company or an Affiliated
Entity and the Employee.

This section 14.2 shall apply to claims filed prior to January 1, 2002:

14.2     Claims Procedure.

         (a)      All claims shall be filed in writing by the  Participant,  his beneficiary,  or the authorized  representative  of the claimant,  by completing the procedures that the Plan  Administrator  requires.  The procedures  shall be reasonable  and may  include  the  completion  of forms  and the  submission  of documents and additional  information.  For purposes of this Section,  a request for an in-service withdrawal shall be considered a claim.

         (b)      The Plan  Administrator  shall review all  materials and shall decide  whether to  approve or deny the claim.  If a claim is denied in whole or in part,  written notice of denial shall be furnished by the Plan  Administrator to the  claimant  within  90 days  after  the  receipt  of the claim by the Plan
Administrator,  unless  special  circumstances  require an extension of time for processing  the claim,  in which event  notification  of the extension  shall be provided  to the  claimant  and the  extension  shall not  exceed  90 days.  The written  notice shall set forth the specific  reasons for such denial,  specific reference  to  pertinent  Plan  provisions,  a  description  of  any  additional material or  information  necessary for the claimant to perfect his claim and an explanation of why such material or  information is necessary,  all written in a manner  calculated to be  understood  by the claimant.  The notice shall include appropriate  information  as to the steps to be taken if the claimant  wishes to submit his denied  claim for  review.  The  claimant  may  request a review upon written application,  may review pertinent  documents,  and may submit issues or comments in writing.  The claimant must request a review  within the  reasonable period of time  prescribed by the Plan  Administrator.  In no event shall such a period  of time be less  than  60 days.  The  Appeals  Board  shall  decide  all reviews  of denied  claims.  A  decision  on  review  shall be  rendered  within
60 days of the receipt of request for review by the  Appeals  Board.  If special circumstances  require a further  extension of time for  processing,  a decision shall be  rendered  not  later  than  120 days  following  the  Appeals  Board's receipt of the request for review.  If such an  extension  of time for review is required,  written  notice of the  extension  shall be furnished to the claimant prior to the  commencement  of the extension.  The Appeals  Board's  decision on review shall be furnished to the  claimant.  Such  decision  shall be in writing and  shall  include  specific  reasons  for the  decision,  written  in a manner calculated to be understood by the claimant,  as well as specific  references to the pertinent Plan provisions on which the decision is based.

         (c)      The Plan  Administrator,  when initially  deciding claims, and the Appeals  Board,  when deciding  appeals of denied  claims,  shall have total discretionary  authority to  determine  eligibility,  status,  and the rights of all individuals under the Plan and to construe any and all terms of the Plan.

This section 14.2 shall apply to claims filed on and after January 1, 2002:

14.2     Claims Procedure.

         (a)      Filing a Claim.  All  claims  shall be filed in writing by the
Participant,   his  beneficiary,   or  the  authorized   representative  of  the
claimant,  by  completing  the  procedures  that  the  Committee  requires.  The procedures  shall be reasonable  and may include the completion of forms and the submission  of  documents  and  additional  information.  All claims  under this
Plan shall be filed in writing with the Committee  according to the  Committee's procedures  no later than one year after the  occurrence of the event that gives rise to the claim.  If the claim is not filed  within the time  described in the preceding sentence, the claim shall be barred.

         (b)      Review of Initial Claim.

                  (i)......Initial  Period  for Review of Claim.  The  Committee
shall  review  all  materials  and shall  decide  whether to approve or deny the claim.  If a claim is  denied  in whole or in part,  written  notice  of  denial shall be furnished by the  Committee  to the claimant  within a reasonable  time after  the  claim is filed  but not  later  than  90 days  after  the  Committee receives the claim.  The notice shall set forth the specific  reason(s)  for the denial,  reference  to the  specific  plan  provisions  on which  the  denial is based,  a description of any  additional  material or information  necessary for the  claimant to perfect his claim and an  explanation  of why such  material or information  is necessary,  and a description  of the Plan's review  procedures, including the  applicable  time limits and a statement of the  claimant's  right to bring a civil  action  under ERISA  section 502(a)  following a denial of the appeal.

                  (ii).....Extension.   If   the   Committee   determines   that
special  circumstances  require an extension of time for  processing  the claim, it shall  give  written  notice  to the  claimant  and the  extension  shall not exceed  90 days.  The notice shall be given before the  expiration of the 90 day period  described  in  section 14.2(b)(i)  above and shall  indicate the special circumstances  requiring  the  extension  and the  date by which  the  Committee expects to render its decision.

         (c)      Appeal of Denial of Initial  Claim.  The  claimant may request a review upon  written  application,  may review  pertinent  documents,  and may submit  issues or  comments  in  writing.  The  claimant  must  request a review within the reasonable  period of time  prescribed by the Committee.  In no event shall such a period of time be less than 60 days.  The  Committee  shall forward all appeals,  including all material  submitted by the claimant,  to the Appeals
Board.

         (d)      Review of Appeal.

                  (i)......Initial  Period  for Review of  Appeal.  The  Appeals
Board shall  conduct all reviews of denied  claims and shall render its decision within a  reasonable  time,  but not less than  60 days  of the  receipt  of the appeal by the  Committee,  which shall  forward the appeal to the Appeals  Board promptly.  The claimant shall be notified of the Appeals  Board's  decision in a notice,  which shall set forth the specific reason(s) for the denial,  reference to the specific plan  provisions on which the denial is based,  a statement that the  claimant  is  entitled  to  receive,  upon  request  and  free  of  charge,
reasonable  access  to  and  copies  of  all  documents,   records,   and  other
information   relevant  to  the  claimant's   claim,  and  a  statement  of  the
claimant's  right to bring a civil action under ERISA  section 502(a)  following a denial of the appeal.

                  (ii).....Extension.  If  the  Appeals  Board  determines  that special  circumstances  require an extension of time for  reviewing  the appeal, it shall  give  written  notice  to the  claimant  and the  extension  shall not exceed 60 days.  The notice shall be given before the  expiration  of the 60 day period  described  in section  14.2(d)(i)  above and shall  indicate the special circumstances  requiring  the  extension and the date by which the Appeals Board expects to render its decision.

         (e)      Form  of  Notice  to  Claimant.  The  notice  to the  claimant shall be given in  writing  or  electronically  and shall be written in a manner
calculated   be   understood   by  the   claimant.   If  the   notice  is  given
electronically,  it shall comply with the  requirements  of  Department of Labor
Regulation section 2520.104b-1(c)(1)(i), (iii), and (iv).

         (f)      Discretionary  Authority of Committee and Appeals  Board.  The
Committee  and the Appeals  Board  shall have full  discretionary  authority  to determine  eligibility,  status,  and the  rights of all  individuals  under the
Plan,  to construe  any and all terms of the Plan,  and to find and construe all facts.

14.3     Source of Benefits.

         All  benefits  payable  under the Plan  shall be paid  solely  from the
Trust Fund,  and the Company and  Affiliated  Entities  assume no  liability  or responsibility therefor.

14.4     Exclusive Benefit of Employees.

         It is the  intention  of the Company  that no part of the Trust,  other than as provided in  Sections 3.2,  8.2, and 14.8 hereof and  Section 4.2 of the
Trust  Agreement,  ever to be used for or diverted  to  purposes  other than for
the   exclusive   benefit  of   Participants,   Alternate   Payees,   and  their
beneficiaries,  and that this Plan shall be  construed  to follow the spirit and intent of the Code and ERISA.

14.5     Forms of Notices.

         Wherever  provision  is made in the Plan for the filing of any  notice,
election,  or  designation  by  a  Participant,   Spouse,  Alternate  Payee,  or
beneficiary,  the action of such individual  shall be evidenced by the execution of such form as the Plan Administrator may prescribe for the purpose.

14.6     Notice of Adoption of the Plan.

         The Company  shall  provide  each of its  Employees  with notice of the adoption of this Plan,  notice of any  amendments to the Plan, and notice of the salient  provisions  of the Plan  prior to the end of the  first  Plan  Year.  A complete  copy of the  Plan  shall  also be made  available  for  inspection  by
Employees or any other individual with an account balance under the Plan.

14.7     Plan Merger.

         If  this  Plan  is  merged  or  consolidated  with,  or its  assets  or
liabilities   are   transferred   to,  any  other  qualified  plan  of  deferred
compensation,   each  Participant   shall  be  entitled  to  receive  a  benefit
immediately  after the merger,  consolidation,  or transfer  that is equal to or greater  than the  benefit he would have been  entitled  to receive  immediately before  the  merger,  consolidation,  or  transfer  if this  Plan had then  been terminated.

14.8     Inalienability of Benefits - Domestic Relations Orders.

         (a)      No   Assignment   of   Benefits.   Except   as   provided   in
subsections (b)  and (g) below,  no Participant  or  beneficiary  shall have any right to assign,  alienate,  transfer,  hypothecate,  encumber or anticipate his interest in any  benefits  under this Plan,  nor shall such  benefits be subject to any legal  process to levy upon or attach  the same for  payment of any claim against any such Participant or beneficiary.

         (b)      Exception:   QDROs.   Subsection (a)   shall   apply   to  the
creation,  assignment,  or  recognition  of a right to any benefit  payable with respect to a  Participant  pursuant to a Domestic  Relations  Order  unless such
Domestic  Relations  Order is a QDRO in which case the Plan  shall make  payment of benefits in accordance with the applicable requirements of any such QDRO.

         (c)      Requirements  for QDROs.  In order to be a QDRO,  the Domestic
Relations  Order:  (i) must  clearly specify the name and the last known mailing address of the  Participant;  (ii) must  specify the name and mailing address of each  Alternate  Payee  covered  by the  order;  (iii) must  specify  either the amount or  percentage  of the  Participant's  benefits to be paid by the Plan to each such Alternate  Payee,  or the manner in which such amount or percentage is to be  determined;  (iv) must  specify the number of payments or period to which such order  applies;  (v) must  specify  each plan to which such order  applies;
(vi) may  not require  the Plan to provide  any type or form of benefit,  or any option,  not otherwise  provided  under the Plan,  subject to the  provisions of
Paragraphs (f)(ii)  and  (f)(iii);  (vii) may not  require  the Plan to  provide increased  benefits  (determined  on the basis of actuarial  value);  (viii) may not  require the payment of  benefits  to an  Alternate  Payee if such  benefits have  already  been  designated  to be paid to  another  Alternate  Payee  under another order previously determined to be a QDRO.

         (d)      Payments Prior to  Participant's  Separation From Service.  In
the case of any  payment  before an  Employee  has  separated  from  service,  a
Domestic   Relations  Order  shall  not  be  treated  as  failing  to  meet  the requirements of  Subsection (c)  solely because such order requires that payment of  benefits  be made to an  Alternate  Payee  (i) on or after the date on which the  Employee  attains (or would have  attained)  his earliest  retirement  age,
(ii) as if the  Employee  had  retired  on the date on which such  payment is to begin  under such order (but  taking into  account  only the account  balance on such date),  and (iii) in any form in which such  benefits may be paid under the
Plan to the  Employee.  The  earliest  retirement  age is the earlier of (i) the date on which the  Employee  is entitled to a  distribution  under the Plan,  or
(ii) the  later  of  (A) the  date  the  Employee  attains  age 50,  or  (B) the earliest date on which the Employee  could begin  receiving  benefits  under the
Plan if the Employee  separated from service.  For purposes of this  Subsection, the  account  balance as of the date  specified  in the QDRO shall be the vested portion of the Employee's account(s) on such date.

         (e)      Procedures.

                  (i)......General.   The  Plan  Administrator  shall  establish
reasonable  procedures to determine the qualified  status of Domestic  Relations
Orders and to administer  distributions  under QDRO's.  Such procedures shall be in writing and shall  permit an Alternate  Payee to  designate a  representative to receive copies of notices.

                  (ii).....Notice  to  Participant  and  Prospective   Alternate
Payee(s);  Review.  When the Plan  Administrator  receives a Domestic  Relations
Order,  it shall promptly  notify the  Participant  and each Alternate  Payee of such  receipt  and  provide  them  with  copies  of the  Plan's  procedures  for determining  the  qualified  status of the  order.  Within a  reasonable  period after  receipt of a  Domestic  Relations  Order,  the Plan  Administrator  shall determine  whether  such  order is a QDRO and notify  the  Participant  and each
Alternate Payee of such determination.

                  (iii)....Separate  Accounting.  During  any  period  in  which the issue of whether a Domestic  Relations  Order is a QDRO is being  determined
(by  the  Plan  Administrator,   by  a  court  of  competent  jurisdiction,   or
otherwise),  the Plan  Administrator  shall  separately  account for the amounts payable  to the  Alternate  Payee if the order is  determined  to be a QDRO.  If the  order  (or  modification  thereof)  is  determined  to  be  a  QDRO  within
18 months  after the date the first  payment  would have been  required  by such order, the Plan  Administrator  shall pay the amounts  separately  accounted for
(plus any interest  thereon) to the  individual(s)  entitled  thereto.  However, if the Plan  Administrator  determines  that the order is not a QDRO,  or if the issue  as to  whether  such  order  is a  QDRO  has  not  been  resolved  within
18 months  after the date the first  payment  would have been  required  by such order, then the Plan Administrator  shall pay the amounts  separately  accounted for  (plus any  interest  thereon)  to the  individual(s)  who  would  have been entitled  to such  amounts if there had been no order.  Any  determination  that an order is a QDRO that is made  after the close of the  18-month  period  shall be applied  prospectively  only.  If the Plan's  fiduciaries  act in  accordance with  fiduciary  provisions of ERISA in treating a Domestic  Relations  Order as being  (or not  being)  a QDRO or in  taking  action  in  accordance  with  this
Subsection,  then the Plan's  obligation to the  Participant  and each Alternate
Payee  shall be  discharged  to the extent of any payment  made  pursuant to the acts of such fiduciaries.

                  (iv).....Participant    Distributions.    Upon   receiving   a
Domestic  Relations  Order  (either in draft form or entered by a court) or upon receiving  information that causes the Plan  Administrator to reasonably believe that a  Domestic  Relations  Order  will be  submitted,  the Plan  Administrator shall place a hold on the affected  Participant's  accounts  that  prohibits the
Participant  from  receiving a  distribution  upon  termination  of  employment.
However,  the  Participant  may  receive  a  distribution  upon  termination  of employment  if all  prospective  Alternate  Payees  consent  in  writing  to the distribution or if the court that is hearing the domestic  relations  proceeding approves  the  distribution.  If the Plan  Administrator  places the hold on the
account   as  a  result  of   receiving   information   that   causes  the  Plan
Administrator  to believe that a Domestic  Relations Order will be submitted and if the Plan  Administrator  does not receive a Domestic  Relations Order (either
in  draft  form  or  entered  by  a  court)  within   180 days  after  the  Plan
Administrator  placed the hold on the Participant's  accounts,  the hold will be removed from the Participant's  accounts.  If the Plan Administrator  places the hold  on  the  Participant's  accounts  as a  result  of  receiving  a  Domestic
Relations  Order  (either in draft  form or entered by a court),  the hold shall remain  on the  Participant's  accounts  until  the  first to  occur of  (A) the
120th day  after the date the Plan  Administrator  responds to the parties  with its  comments  on the  Domestic  Relations  Order,  or  (B) the  date  the  Plan
Administrator  determines  that the  Domestic  Relations  Order  is a  Qualified
Domestic  Relations  Order and the  Participant's  accounts are divided  between the  Participant  and the Alternate  Payee in the records of the Plan.  However,
if  the  Participant's   accounts  are  affected  by  the  separate   accounting
requirement  of  subsection 14.8(e)(iii)  above,  the hold shall continue to the extent  necessary  for the Plan and the Plan  Administrator  to comply  with the separate accounting requirement.  Nothing in this  subsection 14.8(e)(iv)  shall prevent the Participant  from exercising  investment  control over the assets in his accounts during the pendency of a hold on the accounts.

         (f)      The  Alternate  Payee shall have the  following  rights  under the Plan:

                  (i)......The Alternate  Payee may designate  beneficiaries  in the same manner as a Participant,  pursuant to  Section 6.1.  However,  any such beneficiary  designation  shall be  effective  without the consent of the spouse
of  the   Alternate   Payee.   In  the  absence  of  an  effective   beneficiary
designation,  the  distributable  amount  of the  Alternate  Payee's  account(s)
shall be paid to his  surviving  spouse;  or if none,  in  equal  shares  to his surviving  children and issue of deceased  children by right of  representation;
or if  none,  in equal  shares  to each  surviving  parent;  or if none,  to his estate.

                  (ii).....Notwithstanding   any   other   provisions   of  this
Section 14.8,  an alternate  payee shall  receive a  distribution  of his or her
Plan  assets  as  soon  as  administratively  practicable  after  any  necessary valuation  of his or her  account  balance  and  after  the  Plan  Administrator determines that the domestic  relations order is a qualified  domestic relations order.  An  alternate  payee may only  receive a  distribution  in the form of a lump sum of his or her entire interest in the Plan.

                  (iii)....Distribution  to an  Alternate  Payee  shall begin on or before the  Participant's  Required  Beginning  Date. An Alternate  Payee may
only receive a distribution in the form of a lump sum (other than an annuity).

                  (iv).....Upon the death of an Alternate  Payee,  the Alternate
Payee's  entire  interest in the Plan shall be  distributed in a lump sum by the end of the calendar  year  containing  the fifth  anniversary  of the  Alternate
Payee's death.

                  (v)......The Alternate  Payee (or his  beneficiary)  may bring claims  against  the  Plan in the  same  manner  as a  Participant  pursuant  to
Section 14.2.

         (g)      Certain  Judgments and  Settlements.  This  subsection 14.8(g)
shall  apply  to  judgments,   orders,   and  decrees  issued,   and  settlement
agreements entered into, on or after August 5,  1997.  Subsection (a)  shall not apply to any  offset  of the  Participant'  s  account  balance(s)  in an amount equal to an amount  that the  Participant  is ordered or  required to pay to the
Plan if:

                  (i)......the order or requirement to pay arises

                  .........(1)      under a judgment  of  conviction  of a crime
involving the Plan, or

                  .........(2)      under  a   civil   judgment,   including   a
consent  decree,  entered by a court in an action  brought in connection  with a
violation   (or  an  alleged   violation)   of  the   fiduciary   responsibility
requirements of Title I of ERISA, or

                  .........(3)      pursuant to a settlement  agreement  between
the Secretary of Labor and the  Participant  in connection  with a violation (or an alleged  violation) of the fiduciary  responsibility  requirements of Title I of ERISA, and

                  (ii).....the   judgment,    order,   decree,   or   settlement
agreement  expressly  provides  for the  offset  of all or a part of the  amount ordered or required to be paid to the Plan  against  the  Participant's  account balance(s) under the Plan.

14.9     Payments Due Minors or Incapacitated Individuals.

         If any individual  entitled to a payment under the Plan is a minor,  or if the Plan  Administrator  determines that any such individual is incapacitated by reason of physical or mental disability,  whether or not legally  adjudicated as such,  the Plan  Administrator  shall  have the power to cause  the  payments becoming due to such  individual  to be made to his personal  representative  or to another for his benefit,  without  responsibility  of the Plan  Administrator or the  Trustee  to see to the  application  of  such  payments.  Payments  made pursuant  to such  power  shall  operate as a  complete  discharge  of the Trust
Fund, the Trustee and the Plan Administrator.

14.10    Uniformity of Application.

         The provisions of this Plan shall be applied in a uniform and non-discriminatory manner in accordance with rules adopted by the Plan
Administrator which rules shall be systematically followed and consistently applied so that all individuals similarly situated shall be treated alike.

14.11    Disposition of Unclaimed Payments.

         Each  Participant,  Alternate  Payee,  or  beneficiary  with an account balance  in this Plan must  file with the Plan  Administrator  from time to time
in  writing  his  address,   the  address  of  each  of  his  beneficiaries  (if
applicable),  and each  change  of  address.  Any  communication,  statement  or notice  addressed to such  individual  at his last  address  filed with the Plan
Administrator  (or if no address is filed  with the Plan  Administrator  then at his last  address  as shown on the  Company's  records)  will be binding on such individual  for all  purposes of the Plan.  Neither the Plan  Administrator  nor the Trustee  shall be  required to search for or locate any missing  individual.
If the Plan  Administrator  notifies  an  individual  that he is  entitled  to a distribution  and also notifies him of the  provisions of this Section,  and the individual  fails to  claim  his  benefits  under  the Plan or make his  address
known  to  the  Plan   Administrator   within  five  calendar  years  after  the
notification,   the  benefits  under  the  Plan  of  such  individual  shall  be forfeited  as of the end of the  Plan  Year  coincident  with or  following  the five-year  waiting period.  Any amount forfeited  pursuant to this Section shall be allocated  pursuant to  Section 5.5.  If the  individual  should later make a claim for his forfeited benefit,  the Company shall make a special  contribution to the Plan equal to the  forfeiture,  and such amount shall be  distributed  to the individual.

14.12    Pronouns:  Gender and Number.

         Unless  the  context  clearly  indicates  otherwise,  words  in  either gender  shall  include  the other  gender and the  singular  shall  include  the plural and vice versa.

14.13    Applicable Law.

         This Plan shall be construed  and  regulated by ERISA,  the Code,  and, to the extent applicable, the laws of the State of Colorado.

                                                 FRONTIER
                                                 AIRLINES, INC.

DATE:  __________________, 2002          By:____________________________________